Phoenix Investment Partners

                             ANNUAL REPORT

                                            DECEMBER 31, 2001

                   ENGEMANN            Phoenix-Engemann
                                       Balanced Return Fund

                                       Phoenix-Engemann
                                       Focus Growth Fund

                                       Phoenix-Engemann
                                       Nifty Fifty Fund

                                       Phoenix-Engemann
                                       Small & Mid-Cap
                                       Growth Fund

(LOGO)
PHOENIX
INVESTMENT PARTNERS
A MEMBER OF THE PHOENIX COMPANIES,INC.
[GRAPHIC OMITTED]

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:

[GRAPHIC OMITTED]

     The year 2001 is gone. It caused us grief in so many ways that I expect we were all relieved to see it go and are hoping for more peaceful and more profitable times ahead. The past year was fraught with bad news, including stock market declines that exceeded even the numbing losses of 2000.

     News sources documented in detail the tribulations Americans faced in 2001. So I will leave the grim recollections to them and look instead at the brighter side of the ledger. Despite the challenges, 2001 did have some entries in the positive column, not the least of which was the fact that the year ended on a far happier note. Unlike in 2000, the fourth quarter of 2001 was a winner--one of the best in some time for stocks.

     I feel another very positive entry in the plus column was our good fortune in having Gretchen Lash join us as Chief Investment Officer. Her background as an institutional money manager should bring enhancements to our portfolio construction process, risk management controls and sell discipline.

     The past two years have been the most difficult times investors have had to face in a very long time. Markets like the ones we experienced in both 2000 and 2001 reinforce the value of a professional investment advisor. Mutual fund investing should be a long-term endeavor. Successful investing requires the patience and perspective that a trusted advisor can provide.

     On the following pages, your fund's portfolio managers discuss events in the market over the last 12 months that affected your fund and provide their outlook for the near term. If you have any questions, please contact your financial advisor or a Mutual Fund Services representative at 1-800-243-1574, option 4. To obtain current mutual fund prices and performance information, go to www.phoenixinvestments.com. Select INDIVIDUAL INVESTORS to enter the "Investor Center" where you can also access your account online, make purchases and exchanges, view your account history and most recent quarterly statement, order duplicate statements, print customer service forms and order literature.

     Finally, perhaps the most gratifying aspect of 2001 for me was your willingness to remain with us through difficult times. I very much appreciate your patience in "staying on the train" and your faith in us to help you achieve your long-term financial goals.


Sincerely,

/s/  ROGER ENGEMANN

Roger Engemann

DECEMBER 31, 2001

--------------------------------------------------------------------------------
Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Phoenix-Engemann Balanced Return Fund .......................................  3
Phoenix-Engemann Focus Growth Fund .......................................... 11
Phoenix-Engemann Nifty Fifty Fund ........................................... 19
Phoenix-Engemann Small &Mid-Cap Growth Fund ................................. 27
Notes to Financial Statements ............................................... 37

PHOENIX-ENGEMANN BALANCED RETURN FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks to maximize total investment return, consistent with reasonable risk by investing in a mix of high quality growth stocks and U.S. government securities.

Q: HOW WOULD YOU CHARACTERIZE THE MARKET LAST YEAR?

A: The year 2001 was a very difficult year for growth stock investing. In particular, many of the traditional growth stocks of the 1990s, including many technology stocks, fell when the U.S. economy went into recession. The market's realization that earnings growth would not materialize was reflected in the poor performance of growth stocks throughout the year.

      One area where investors looked was to the fixed-income market. The weak economy cleared the way for the Federal Reserve to reduce interest rates in 2001. As a result, the fixed-income market held up fairly well.

Q: HOW DID THE PORTFOLIO REACT IN THIS MARKET ENVIRONMENT?

A: The Phoenix-Engemann Balanced Return Fund was down 12.12% (Class A shares) for the year but weathered the storm much better than the pure equity funds in our fund family because of the large fixed-income position we held in the portfolio at the beginning of the year. The government bonds held up very well during the year and provided a very good cushion for investors, while the equity markets declined sharply. By comparison, the Fund's benchmark returned a negative 4.09% for the year.(1) The Fund's Class B shares returned -12.80% and Class C shares declined 12.78% for the 12 months ended December 31, 2001. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS HELPED AS WELL AS HURT PERFORMANCE?

A: Given their large weight in the portfolio, the government bonds we owned helped the most during the year. In aggregate, the bonds in the portfolio returned approximately 4% for the year. Additionally, Tyco, one of the larger equity positions in the portfolio, was up 6% for the year, also helping the portfolio return. By contrast, many of our technology holdings were the biggest negative contributors. Considering their larger average weight in the portfolio, EMC, Cisco and BEA Systems were the individual securities that hurt performance the most.

Q: WHAT IS YOUR MARKET OUTLOOK FOR THE NEXT SIX MONTHS?

A: We believe the worst is behind us. Earnings estimates for most growth companies have been moved down to reflect a recessionary environment, and we believe valuations reflect this. Whereas optimism was in abundance before 2001, we believe it is in short supply in 2002, which creates a very good opportunity for growth stock investors. The Fed has put a large amount of stimulus into the economy in the form of interest rate cuts and high money supply growth, which should provide a good foundation for an earnings based recovery.

Q: HOW IS THE PORTFOLIO POSITIONED, GIVEN YOUR OUTLOOK?

A: Given our positive outlook for equities, we have reallocated dollars from fixed income to equities. While our large fixed-income weighting helped in 2001, we believe a more moderate fixed-income percentage -- approximately 40% -- is more appropriate for the portfolio in 2002.

                                                                JANUARY 22, 2002

(1) THE FUND'S BENCHMARK IS A COMPOSITE INDEX MADE UP OF 60% OF THE S&P 500 INDEX, WHICH MEASURES BROAD STOCK MARKET TOTAL-RETURN PERFORMANCE, 30% OF THE LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX, WHICH MEASURES BOND MARKET TOTAL-RETURN PERFORMANCE, AND 10% OF THE 90-DAY TREASURY BILL RETURN, WHICH MEASURES MONEY MARKET TOTAL-RETURN. THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix-Engemann Balanced Return Fund

-------------------------------------------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS(1)                                                            PERIOD ENDING 12/31/01
-------------------------------------------------------------------------------------------------------------------
                                                                                            INCEPTION     INCEPTION
                                                        1 YEAR       5 YEARS    10 YEARS   TO 12/31/01      DATE
                                                        -------      -------    --------   -----------    ---------
        Class A Shares at NAV(2)                        (12.12)%       8.17%      8.54%          --             --
        Class A Shares at POP(3)                        (17.17)        6.90       7.90           --             --
        Class B Shares at NAV(2)                        (12.80)        7.36         --         9.06%        1/3/94
        Class B Shares with CDSC(4)                     (16.25)        7.36         --         9.06         1/3/94
        Class C Shares at NAV(2)                        (12.78)        7.35         --         9.06         1/3/94
        Class C Shares with CDSC(4)                     (12.78)        7.35         --         9.06         1/3/94
        Balanced Benchmark(6)                            (4.09)        9.58      10.66        10.98         Note 9
        S&P 500 Index(7)                                (11.87)       10.73      12.97        14.07         1/3/94
        Lehman Brothers Government/Credit Bond Index(8)   8.50         7.37       7.27         6.64         Note 9

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) This chart illustrates POP returns on Class A shares for ten years. Returns on Class B and Class C shares will vary due to differing sales charges.
(6) The Balanced Benchmark is a composite index made up of 60% of the S&P 500 Index return, 30% of the Lehman Brothers Government/Credit Bond Index return and 10% of the 90-day Treasury Bill return. The Index's performance does not reflect sales charges.
(7) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purpose. The index's performance does not reflect sales charges.
(8) The Lehman Brothers Government/Credit Bond Index is an unmanaged, commonly used measure of bond market total return performance and is provided for general comparative purpose. The Index's performance does not reflect sales charges.
(9) Index  information  from 1/31/94 to  12/31/01.

    All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              Phoenix-Engemann                                                                  Lehman Brothers
      Balanced Return Fund Class A (5)   Balanced Benchmark (6)    S&P 500 Index (7)    Government/Credit Bond Index (8)
12/31/91         $ 9,425                       $10,000                  $10,000                     $10,000
12/31/92         $ 9,848                       $10,731                  $10,769                     $10,758
12/31/93         $10,088                       $11,765                  $11,846                     $11,945
12/30/94         $ 9,641                       $11,791                  $12,003                     $11,526
12/29/95         $12,261                       $15,142                  $16,505                     $13,743
12/31/96         $14,442                       $17,426                  $20,342                     $14,142
12/31/97         $17,183                       $21,465                  $27,131                     $15,522
12/31/98         $22,187                       $25,959                  $34,932                     $16,992
12/31/99         $26,202                       $29,129                  $42,315                     $16,627
12/29/00         $24,339                       $28,702                  $38,428                     $18,597
12/31/01         $21,389                       $27,529                  $33,865                     $20,178

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/91 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/01
--------------------------------------------------------------------------------
As a percentage of equity holdings

                                [GRAPHIC OMITTED]

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                 34%
Health-Care                23
Financials                 11
Consumer Staples           11
Consumer Cyclicals          9
Capital Goods               8
Energy                      4

Phoenix-Engemann Balanced Return Fund

--------------------------------------------------------------------------------
 TEN LARGEST HOLDINGS AT DECEMBER 31, 2001 (AS A PERCENTAGE OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
 1. U.S. Government Securities                                             37.3%
    U.S. TREASURY BONDS AND NOTES
 2. Medtronic, Inc.                                                         5.5%
    MANUFACTURES CARDIAC AND MEDICAL SERVICES PRODUCTS
 3. Pfizer, Inc.                                                            4.0%
    HEALTH-CARE AND CONSUMER PRODUCTS PRODUCER
 4. Tyco International Ltd.                                                 3.0%
    DIVERSIFIED MANUFACTURING AND SERVICE COMPANY
 5. Citigroup, Inc.                                                         3.0%
    DIVERSIFIED FINANCIAL SERVICES COMPANY
 6. Viacom, Inc. Class B                                                    2.6%
    DIVERSIFIED ENTERTAINMENT AND COMMUNICATIONS COMPANY
 7. Cisco Systems, Inc.                                                     2.6%
    MANUFACTURER OF COMPUTER NETWORK PRODUCTS
 8. AOL-Time Warner, Inc.                                                   2.5%
    DIVERSIFIED ENTERTAINMENT COMPANY
 9. Texas Instruments, Inc.                                                 2.4%
    MANUFACTURES SEMICONDUCTOR AND ELECTRONIC EQUIPMENT
10. American Express Co.                                                    2.1%
    DIVERSIFIED FINANCIAL SERVICES COMPANY
--------------------------------------------------------------------------------

                        INVESTMENTS AT DECEMBER 31, 2001

                                           STANDARD
                                           & POOR'S      PAR
                                            RATING      VALUE
                                         (Unaudited)    (000)       VALUE
                                         -----------   -------   ------------
U.S. GOVERNMENT SECURITIES--37.3%

U.S. TREASURY BONDS--21.4%
U.S. Treasury Bonds 9.25%, 2/15/16 .....     AAA      $ 21,500   $ 29,072,040

U.S. TREASURY NOTES--15.9%
U.S. Treasury Notes 6.50%, 8/15/05 .....     AAA        20,000     21,661,720
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $46,607,311)                  50,733,760
--------------------------------------------------------------------------------

                                                        SHARES       VALUE
                                                       -------   ------------
COMMON STOCKS--58.4%

BROADCASTING (TELEVISION, RADIO & CABLE)--1.2%
Univision Communications, Inc. Class A(b) ..........    40,000      1,618,400

COMMUNICATIONS EQUIPMENT--0.2%
CIENA Corp.(b) .....................................    20,000        286,200

COMPUTERS (HARDWARE)--1.6%
Brocade Communications Systems, Inc.(b) ............    20,000        662,400
Sun Microsystems, Inc.(b) ..........................   125,000      1,537,500
                                                                 ------------
                                                                    2,199,900
                                                                 ------------
COMPUTERS (NETWORKING)--2.6%
Cisco Systems, Inc.(b) .............................   195,000      3,531,450
McDATA Corp. Class A(b) ............................     2,355         57,697
                                                                 ------------
                                                                    3,589,147
                                                                 ------------

                                                        SHARES       VALUE
                                                       -------   ------------
COMPUTERS (PERIPHERALS)--1.4%
EMC Corp.(b) .......................................   145,000   $  1,948,800

COMPUTERS (SOFTWARE & SERVICES)--5.7%
BEA Systems, Inc.(b) ...............................    80,000      1,232,000
i2 Technologies, Inc.(b) ...........................    50,000        395,000
Oracle Corp.(b) ....................................   180,000      2,485,800
Siebel Systems, Inc.(b) ............................     8,000        223,840
VeriSign, Inc.(b) ..................................    35,000      1,331,400
VERITAS Software Corp.(b) ..........................    45,000      2,017,350
                                                                 ------------
                                                                    7,685,390
                                                                 ------------
ELECTRICAL EQUIPMENT--1.0%
General Electric Co. ...............................    35,000      1,402,800

ELECTRONICS (SEMICONDUCTORS)--6.1%
Analog Devices, Inc.(b) ............................    20,000        887,800
Maxim Integrated Products, Inc.(b) .................    35,000      1,837,850
Texas Instruments, Inc. ............................   115,000      3,220,000
Xilinx, Inc.(b) ....................................    60,000      2,343,000
                                                                 ------------
                                                                    8,288,650
                                                                 ------------
ENTERTAINMENT--5.1%
AOL Time Warner, Inc.(b) ...........................   105,000      3,370,500
Viacom, Inc. Class B(b) ............................    80,000      3,532,000
                                                                 ------------
                                                                    6,902,500
                                                                 ------------
EQUIPMENT (SEMICONDUCTORS)--1.3%
Applied Materials, Inc.(b) .........................    45,000      1,804,500


                        See Notes to Financial Statements

Phoenix-Engemann Balanced Return Fund

                                                        SHARES       VALUE
                                                       -------   ------------
FINANCIAL (DIVERSIFIED)--6.3%
American Express Co. ...............................    80,000   $  2,855,200
Citigroup, Inc. ....................................    80,000      4,038,400
Freddie Mac ........................................    25,000      1,635,000
                                                                 ------------
                                                                    8,528,600
                                                                 ------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--8.7%
Genentech, Inc.(b) .................................    25,000      1,356,250
Lilly (Eli) & Co. ..................................    10,000        785,400
Merck & Co., Inc. ..................................    45,000      2,646,000
Pfizer, Inc. .......................................   135,000      5,379,750
Pharmacia Corp. ....................................    40,000      1,706,000
                                                                 ------------
                                                                   11,873,400
                                                                 ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--5.5%
Medtronic, Inc.(b) .................................   145,000      7,425,450

INVESTMENT MANAGEMENT--0.5%
Stilwell Financial, Inc. ...........................    27,000        734,940

MANUFACTURING (DIVERSIFIED)--3.0%
Tyco International Ltd. ............................    70,000      4,123,000

OIL & GAS (EXPLORATION & PRODUCTION)--2.4%
Anadarko Petroleum Corp. ...........................    30,000      1,705,500
Burlington Resources, Inc. .........................    40,000      1,501,600
                                                                 ------------
                                                                    3,207,100
                                                                 ------------
RETAIL (BUILDING SUPPLIES)--2.2%
Home Depot, Inc. (The) .............................    40,000      2,040,400
Lowe's Cos., Inc. ..................................    20,000        928,200
                                                                 ------------
                                                                    2,968,600
                                                                 ------------
RETAIL (DRUG STORES)--0.5%
Walgreen Co. .......................................    20,000        673,200

RETAIL (GENERAL MERCHANDISE)--3.1%
Costco Wholesale Corp.(b) ..........................    50,000      2,219,000
Wal-Mart Stores, Inc. ..............................    35,000      2,014,250
                                                                 ------------
                                                                    4,233,250
                                                                 ------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $78,376,734)                                      79,493,827
--------------------------------------------------------------------------------


                                                        SHARES       VALUE
                                                       -------   ------------
FOREIGN COMMON STOCKS--2.6%

COMMUNICATIONS EQUIPMENT--1.2%
Nokia Oyj ADR (Finland) ............................    65,000   $  1,594,450

COMPUTERS (SOFTWARE & SERVICES)--0.6%
Check Point Software Technologies Ltd. (Israel)(b) .    20,000        797,800

ELECTRICAL EQUIPMENT--0.8%
Flextronics International Ltd. (Singapore)(b) ......    45,000      1,079,550
--------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $4,743,326)                                        3,471,800
--------------------------------------------------------------------------------

TOTAL INVESTMENTS--98.3%
(IDENTIFIED COST $129,727,371)                                    133,699,387(a)

Other assets and liabilities, net--1.7%                             2,349,553
                                                                 ------------
NET ASSETS--100.0%                                               $136,048,940
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $21,288,699 and gross depreciation of $17,544,902 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $129,955,590.
(b) Non-income producing.

                        See Notes to Financial Statements

Phoenix-Engemann Balanced Return Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001


ASSETS
Investment securities at value
   (Identified cost $129,727,371)                                  $133,699,387
Cash                                                                  1,338,373
Receivables
   Interest and dividends                                             1,275,904
   Investment securities sold                                           396,772
   Fund shares sold                                                      62,225
   Receivable from adviser                                                   90
                                                                   ------------
     Total assets                                                   136,772,751
                                                                   ------------
LIABILITIES
Payables
   Fund shares repurchased                                              451,705
   Investment advisory fee                                               86,430
   Distribution fee                                                      55,525
   Transfer agent fee                                                    55,336
   Financial agent fee                                                   12,291
   Trustees' fee                                                          5,009
Accrued expenses                                                         57,515
                                                                   ------------
     Total liabilities                                                  723,811
                                                                   ------------
NET ASSETS                                                         $136,048,940
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $143,518,356
Undistributed net investment income                                      38,037
Accumulated net realized loss                                       (11,479,469)
Net unrealized appreciation                                           3,972,016
                                                                   ------------
NET ASSETS                                                         $136,048,940
                                                                   ============

CLASS A
Shares of beneficial interest outstanding, no par value
   unlimited authorization (Net Assets $96,054,427)                   3,492,262
Net asset value per share                                                $27.50
Offering price per share $27.50/(1-5.75%)                                $29.18

CLASS B
Shares of beneficial interest outstanding, no par value
   unlimited authorization (Net Assets $24,514,532)                     908,792
Net asset value and offering price per share                             $26.97

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $15,479,981)                     572,591
Net asset value and offering price per share                             $27.03


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
Interest                                                           $  4,359,729
Dividends                                                               315,801
Foreign taxes withheld                                                   (1,117)
                                                                   ------------
     Total investment income                                          4,674,413
                                                                   ------------
EXPENSES
Investment advisory fee                                               1,112,762
Distribution fee, Class A                                               261,976
Distribution fee, Class B                                               282,265
Distribution fee, Class C                                               188,061
Financial agent fee                                                     157,164
Transfer agent                                                          210,481
Professional                                                             28,853
Printing                                                                 28,550
Registration                                                             25,865
Trustees                                                                 19,871
Custodian                                                                 7,656
Miscellaneous                                                             9,885
                                                                   ------------
     Total expenses                                                   2,333,389
                                                                   ------------
NET INVESTMENT INCOME                                                 2,341,024
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                      (8,497,448)
Net change in unrealized appreciation (depreciation) on
   investments                                                      (15,779,537)
                                                                   ------------
NET LOSS ON INVESTMENTS                                             (24,276,985)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      $(21,935,961)
                                                                   ============

                        See Notes to Financial Statements

Phoenix-Engemann Balanced Return Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                Year Ended             Year Ended
                                                                                                 12/31/01               12/31/00
                                                                                               ------------           ------------
FROM OPERATIONS
   Net investment income (loss)                                                                $ 2,341,024            $  2,777,075
   Net realized gain (loss)                                                                      (8,497,448)            14,590,489
   Net change in unrealized appreciation (depreciation)                                         (15,779,537)           (32,122,151)
                                                                                               ------------           ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  (21,935,961)           (14,754,587)
                                                                                               ------------           ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                                (1,849,714)            (1,951,731)
   Net investment income, Class B                                                                  (274,728)              (332,651)
   Net investment income, Class C                                                                  (178,545)              (215,623)
   Net realized short-term gains, Class A                                                                --             (1,727,911)
   Net realized short-term gains, Class B                                                                --               (497,547)
   Net realized short-term gains, Class C                                                                --               (318,769)
   Net realized long-term gains, Class A                                                                 --             (9,958,331)
   Net realized long-term gains, Class B                                                                 --             (2,861,781)
   Net realized long-term gains, Class C                                                                 --             (1,837,620)
                                                                                               ------------           ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                     (2,302,987)           (19,701,964)
                                                                                               ------------           ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (517,352 and 963,774 shares, respectively)                      15,150,617             38,010,451
   Net asset value of shares issued from reinvestment of distributions
     (48,053 and 414,546 shares, respectively)                                                    1,308,420             12,889,181
   Cost of shares repurchased (873,414 and 760,853 shares, respectively)                        (25,080,427)           (29,688,339)
                                                                                               ------------           ------------
Total                                                                                            (8,621,390)            21,211,293
                                                                                               ------------           ------------
CLASS B
   Proceeds from sales of shares (152,034 and 354,908 shares, respectively)                       4,370,164             13,608,614
   Net asset value of shares issued from reinvestment of distributions
     (6,111 and 105,331 shares, respectively)                                                       163,330              3,209,325
   Cost of shares repurchased (335,152 and 176,396 shares, respectively)                         (9,408,902)            (6,734,024)
                                                                                               ------------           ------------
Total                                                                                            (4,875,408)            10,083,915
                                                                                               ------------           ------------
CLASS C
   Proceeds from sales of shares (92,219 and 272,732 shares, respectively)                        2,649,795             10,307,740
   Net asset value of shares issued from reinvestment of distributions
     (2,980 and 70,428 shares, respectively)                                                         79,757              2,151,065
   Cost of shares repurchased (229,287 and 103,667 shares, respectively)                         (6,324,529)            (3,831,967)
                                                                                               ------------           ------------
Total                                                                                            (3,594,977)             8,626,838
                                                                                               ------------           ------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                (17,091,775)            39,922,046
                                                                                               ------------           ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                        (41,330,723)             5,465,495

NET ASSETS
   Beginning of period                                                                          177,379,663            171,914,168
                                                                                               ------------           ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
     OF $38,037 AND $277,070, RESPECTIVELY]                                                    $136,048,940           $177,379,663
                                                                                               ============           ============

                        See Notes to Financial Statements

Phoenix-Engemann Balanced Return Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                   CLASS A
                                                         --------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------------
                                                         2001(4)        2000          1999         1998           1997
Net asset value, beginning of period                     $31.91        $38.80        $34.83       $29.05         $28.08
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                            0.51(1)       0.66          0.21(1)      0.40           0.30(1)
   Net realized and unrealized gain (loss)                (4.38)        (3.52)         6.07         8.03           4.98
                                                         ------        ------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                     (3.87)        (2.86)         6.28         8.43           5.28
                                                         ------        ------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income                   (0.54)        (0.58)        (0.17)       (0.40)         (0.32)
   Dividends from net realized gains                         --         (3.45)        (2.14)       (2.25)         (3.99)
                                                         ------        ------        ------       ------         ------
     TOTAL DISTRIBUTIONS                                  (0.54)        (4.03)        (2.31)       (2.65)         (4.31)
                                                         ------        ------        ------       ------         ------
Change in net asset value                                 (4.41)        (6.89)         3.97         5.78           0.97
                                                         ------        ------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                           $27.50        $31.91        $38.80       $34.83         $29.05
                                                         ======        ======        ======       ======         ======
Total return(2)                                          (12.12)%       (7.11)%       18.10%       29.12%         18.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                   $96,054      $121,272      $123,482      $72,620        $56,610
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      1.30 %        1.37 %        1.56%        1.63%           1.7%(3)
   Net investment income (loss)                            1.78 %        1.71 %        0.58%        1.15%           1.0%
Portfolio turnover                                           34 %          50 %          41%         124%          40.3%

(1) Computed using average shares outstanding.
(2) Maximum sales load is not reflected in the total return calculation.
(3) If the adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.70% for the period ended December 31, 1997.
(4) As required, effective January 1, 2001, the fund has adopted the provision of AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
    December 31, 2001 was to decrease net investment income by $0.07, increase net realized and unrealized gains and losses per share by $0.07 and decrease the ratio of net investment income to average net assets from 2.01% to
    1.78%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

Phoenix-Engemann Balanced Return Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                   CLASS B
                                                         --------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------------
                                                         2001(4)        2000          1999         1998           1997
Net asset value, beginning of period                     $31.28        $38.13        $34.37       $28.76         $27.85
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                            0.29(1)       0.34         (0.06)(1)     0.13           0.08(1)
   Net realized and unrealized gain (loss)                (4.30)        (3.40)         5.96         7.91           4.93
                                                         ------        ------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                     (4.01)        (3.06)         5.90         8.04           5.01
                                                         ------        ------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income                   (0.30)        (0.34)           --        (0.18)         (0.11)
   Dividends from net realized gains                         --         (3.45)        (2.14)       (2.25)         (3.99)
                                                         ------        ------        ------       ------         ------
     TOTAL DISTRIBUTIONS                                  (0.30)        (3.79)        (2.14)       (2.43)         (4.10)
                                                         ------        ------        ------       ------         ------
Change in net asset value                                 (4.31)        (6.85)         3.76         5.61           0.91
                                                         ------        ------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                           $26.97        $31.28        $38.13       $34.37         $28.76
                                                         ======        ======        ======       ======         ======
Total return(2)                                          (12.80)%       (7.76)%       17.22 %      28.06%         18.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                   $24,515       $33,960       $30,580      $11,512         $7,125
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      2.05 %        2.12 %        2.30 %       2.38%           2.4%(3)
   Net investment income (loss)                            1.02 %        0.98 %       (0.16)%       0.39%           0.3%
Portfolio turnover                                           34 %          50 %          41 %        124%          40.3%

                                                                                   CLASS C
                                                         --------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------------
                                                          2001(4)       2000          1999         1998           1997
Net asset value, beginning of period                     $31.34        $38.21        $34.44       $28.80         $27.88
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                            0.28(1)       0.34         (0.06)(1)     0.14           0.08(1)
   Net realized and unrealized gain (loss)                (4.29)        (3.41)         5.97         7.92           4.92
                                                         ------        ------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                     (4.01)        (3.07)         5.91         8.06           5.00
                                                         ------        ------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income                   (0.30)        (0.35)           --        (0.17)         (0.09)
   Dividends from net realized gains                         --         (3.45)        (2.14)       (2.25)         (3.99)
                                                         ------        ------        ------       ------         ------
     TOTAL DISTRIBUTIONS                                  (0.30)        (3.80)        (2.14)       (2.42)         (4.08)
                                                         ------        ------        ------       ------         ------
Change in net asset value                                 (4.31)        (6.87)         3.77         5.64           0.92
                                                         ------        ------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                           $27.03        $31.34        $38.21       $34.44         $28.80
                                                         ======        ======        ======       ======         ======
Total return(2)                                          (12.78)%       (7.79)%       17.22 %      28.07%         18.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                   $15,480       $22,147       $17,852       $7,610         $5,581
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      2.05 %        2.12 %        2.30 %       2.38%           2.4%(3)
   Net investment income (loss)                            1.00 %        0.99 %       (0.16)%       0.39%           0.3%
Portfolio turnover                                           34 %          50 %          41 %        124%          40.3%

(1) Computed using average shares outstanding.
(2) Maximum sales load is not reflected in the total return calculation.
(3) If the adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.50% for the period ended December 31, 1997.
(4) As required, effective January 1, 2001, the fund has adopted the provision of AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
    December 31, 2001 was to decrease net investment income by $0.07 and $0.08, increase net realized and unrealized gains and losses per share by $0.07 and $0.08 and decrease the ratio of net investment income to average net assets from 1.27% to 1.02% and 1.27% to 1.00% for Classes B and C, respectively. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

PHOENIX-ENGEMANN FOCUS GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund's investment objective is long-term growth of capital through a classic growth investment approach.

Q: PLEASE PROVIDE US WITH YOUR PERSPECTIVE ON THE PERFORMANCE OF THE EQUITY MARKETS IN 2001.

A: Unquestionably, 2001 was one of the most challenging years for equity investors in at least a generation. While the broader S&P 500 Index posted its second consecutive decline of approximately 10%, growth stock investors fared even worse, as represented by the Russell 1000 Growth Index which was down nearly 20%.(1) The economy officially entered into a recession during the spring, and by summer corporate profits swooned. S&P 500 operating profits were down an unprecedented 32-34% for both the second and third quarters. Today, many growth stocks are economically sensitive, especially technology, media and retail companies. Our portfolio's emphasis on these sectors hurt our performance for the first nine months of 2001, but helped dramatically in the fourth quarter. We continue to believe that these areas represent great opportunities for long term growth.

      For the 12 months ended December 31, 2001, the Fund returned -31.12% (Class A shares) compared with a return of -11.87% for the S&P 500 Index. Class B and C shares fell 31.63%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT SPECIFICALLY HAD THE GREATEST IMPACT ON THE PORTFOLIO IN 2001?

A: Because the market descent in 2001 was very broad, nearly all industry groups experienced declines. Information technology, the largest group in the portfolio, experienced the greatest loss, and was the source of our poorest relative showing. However, this group also represented our best performing sector in the market's rally during the fourth quarter.

      On the flip side, positive performance in 2001 was turned in by many of our retail holdings as well as Dell and Intel.

Q: DESCRIBE YOUR OUTLOOK FOR 2002.

A: Looking ahead, we believe we will see an economic recovery in the second half of 2002. It is our feeling that there is already a lot of fuel in place to ignite a solid rebound. In 2001, we had 11 interest rate cuts by the Federal Reserve, which brought real rates (after inflation) to zero or less. Lower interest rates have already resulted in a major mortgage-refinancing boom that has put an estimated $85 billion into consumers' pockets. And, lastly, both before and after September 11, the Federal government has taken several steps to stimulate the economy.

Q: HOW IS THE FUND POSITIONED TO BENEFIT FROM THIS SCENARIO?

A: The portfolio today is well represented in those areas that we believe are poised to see the sharpest recovery. We have an overweight position in technology, specifically, semiconductors. Semiconductors can now be found in many diverse segments of the economy and the sector should be a leading beneficiary of a rebound. We also have significant positions in media companies. We expect a recovery in overall ad spending later this year, and our portfolio holds many of the leading media properties that will be among the first to see increased spending by advertisers.

                                                                JANUARY 24, 2002

(1) THE S&P 500 INDEX MEASURES BROAD STOCK MARKET TOTAL-RETURN PERFORMANCE, AND THE RUSSELL 1000 GROWTH INDEX MEASURES GROWTH-ORIENTED STOCK TOTAL-RETURN PERFORMANCE. THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix-Engemann Focus Growth Fund

-------------------------------------------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS(1)                                                            PERIOD ENDING 12/31/01
-------------------------------------------------------------------------------------------------------------------
                                                                                            INCEPTION     INCEPTION
                                                        1 YEAR       5 YEARS    10 YEARS   TO 12/31/01      DATE
                                                        -------      -------    --------   -----------    ---------
        Class A Shares at NAV(2)                        (31.12)%       3.58%       5.57%          --          --
        Class A Shares at POP(3)                        (35.08)        2.36        4.95           --          --

        Class B Shares at NAV(2)                        (31.63)        2.79          --         6.81%       1/3/94
        Class B Shares with CDSC(4)                     (34.36)        2.79          --         6.81        1/3/94

        Class C Shares at NAV(2)                        (31.63)        2.79          --         6.81        1/3/94
        Class C Shares with CDSC(4)                     (31.63)        2.79          --         6.81        1/3/94

        Russell 1000 Growth Index(6)                    (20.42)        8.27       10.79        12.64        1/3/94

        S&P 500 Index(7)                                (11.87)       10.73       12.97        14.07        1/3/94

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) This chart illustrates POP returns on Class A shares for ten years. Returns on Class B and Class C shares will vary due to differing sales charges.
(6) The Russell 1000 Growth Index is an unmanaged, commonly used measure of small-capitalization growth-oriented stock total return performance. The Index's performance does not reflect sales charges.
(7) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purpose. The Index's performance does not reflect sales charges.

    All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Phoenix-Engemann Growth Fund Class A (5)     Russell 1000 Growth Index (6)  S&P 500 Index (7)
12/31/91                 $ 9,425                                $10,000                 $10,000
12/31/92                 $ 9,636                                $10,500                 $10,769
12/31/93                 $ 9,071                                $10,805                 $11,846
12/30/94                 $ 8,731                                $11,092                 $12,003
12/29/95                 $11,102                                $15,216                 $16,505
12/31/96                 $13,599                                $18,735                 $20,342
12/31/97                 $15,779                                $24,447                 $27,131
12/31/98                 $21,683                                $33,909                 $34,932
12/31/99                 $32,468                                $45,153                 $42,315
12/29/00                 $23,538                                $35,028                 $38,428
12/31/01                 $16,212                                $27,874                 $33,865

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/91 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/01
--------------------------------------------------------------------------------
As a percentage of equity holdings

                                [GRAPHIC OMITTED]

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                 25%
Health-Care                21
Consumer Staples           16
Financials                 15
Consumer Cyclicals         13
Capital Goods               9
Transportation              1

Phoenix-Engemann Focus Growth Fund

--------------------------------------------------------------------------------
 TEN LARGEST HOLDINGS AT DECEMBER 31, 2001 (AS A PERCENTAGE OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
 1. Medtronic, Inc.                                                         6.2%
    MANUFACTURES CARDIAC AND MEDICAL SERVICES PRODUCTS
 2. Pfizer, Inc.                                                            5.7%
    HEALTH-CARE AND CONSUMER PRODUCTS PRODUCER
 3. Citigroup, Inc.                                                         4.9%
    DIVERSIFIED FINANCIAL SERVICES COMPANY
 4. Viacom, Inc. Class B                                                    4.3%
    DIVERSIFIED ENTERTAINMENT AND COMMUNICATIONS COMPANY
 5. General Electric Co.                                                    4.2%
    CONSUMER ANAD INDUSTRIAL PRODUCTS PRODUCER
 6. Wal-Mart Stores, Inc.                                                   4.1%
    DISCOUNT STORE OPERATOR
 7. American Express Co.                                                    3.6%
    DIVERSIFIED FINANCIAL SERVICES COMPANY
 8. Cisco Systems, Inc.                                                     3.5%
    MANUFACTURER OF COMPUTER NETWORK PRODUCTS
 9. Intel Corp.                                                             3.4%
    MANUFACTURER OF SEMICONDUCTOR MEMORY CHIPS
10. Tyco International Ltd.                                                 3.4%
    DIVERSIFIED MANUFACTURING AND SERVICE COMPANY
--------------------------------------------------------------------------------

                        INVESTMENTS AT DECEMBER 31, 2001

                                                        SHARES       VALUE
                                                       -------   ------------
COMMON STOCKS--96.2%

BEVERAGES (NON-ALCOHOLIC)--1.3%
PepsiCo, Inc. ......................................    82,000   $  3,992,580

BROADCASTING (TELEVISION, RADIO & CABLE)--3.3%
Univision Communications, Inc. Class A(b) ..........   243,000      9,831,780

COMPUTERS (HARDWARE)--3.4%
Dell Computer Corp.(b) .............................   163,000      4,430,340
Sun Microsystems, Inc.(b) ..........................   447,000      5,498,100
                                                                 ------------
                                                                    9,928,440
                                                                 ------------
COMPUTERS (NETWORKING)--3.7%
Cisco Systems, Inc.(b) .............................   580,448     10,511,913
McDATA Corp. Class A(b) ............................    17,225        422,013
                                                                 ------------
                                                                   10,933,926
                                                                 ------------
COMPUTERS (PERIPHERALS)--1.8%
EMC Corp.(b) .......................................   387,000      5,201,280

COMPUTERS (SOFTWARE & SERVICES)--2.7%
BEA Systems, Inc.(b) ...............................   176,000      2,710,400
Oracle Corp.(b) ....................................   388,000      5,358,280
                                                                 ------------
                                                                    8,068,680
                                                                 ------------
CONSUMER FINANCE--2.2%
MBNA Corp. .........................................   181,000      6,371,200

ELECTRICAL EQUIPMENT--4.2%
General Electric Co. ...............................   312,000     12,504,960


                                                        SHARES       VALUE
                                                       -------   ------------
ELECTRONICS (SEMICONDUCTORS)--7.3%
Intel Corp. ........................................   323,600   $ 10,177,220
Texas Instruments, Inc. ............................   283,400      7,935,200
Xilinx, Inc.(b) ....................................    87,000      3,397,350
                                                                 ------------
                                                                   21,509,770
                                                                 ------------
ENTERTAINMENT--7.1%
AOL Time Warner, Inc.(b) ...........................   163,000      5,232,300
Viacom, Inc. Class B(b) ............................   286,000     12,626,900
Walt Disney Co. (The) ..............................   150,000      3,108,000
                                                                 ------------
                                                                   20,967,200
                                                                 ------------
EQUIPMENT (SEMICONDUCTORS)--1.9%
Applied Materials, Inc.(b) .........................   140,000      5,614,000

FINANCIAL (DIVERSIFIED)--10.1%
American Express Co. ...............................   302,000     10,778,380
Citigroup, Inc. ....................................   288,333     14,555,050
State Street Corp. .................................    88,000      4,598,000
                                                                 ------------
                                                                   29,931,430
                                                                 ------------
HEALTH CARE (DIVERSIFIED)--2.5%
Johnson & Johnson ..................................   127,000      7,505,700

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--12.1%
Genentech, Inc.(b) .................................   125,000      6,781,250
Lilly (Eli) & Co. ..................................    36,000      2,827,440
Merck & Co., Inc. ..................................   157,200      9,243,360
Pfizer, Inc. .......................................   424,300     16,908,355
                                                                 ------------
                                                                   35,760,405
                                                                 ------------

                        See Notes to Financial Statements

Phoenix-Engemann Focus Growth Fund

                                                        SHARES       VALUE
                                                       -------   ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--6.2%
Medtronic, Inc. ....................................   358,200   $ 18,343,422

HOUSEHOLD PRODUCTS (NON-DURABLE)--2.5%
Colgate-Palmolive Co. ..............................   126,000      7,276,500

INVESTMENT BANKING/BROKERAGE--3.0%
Merrill Lynch & Co., Inc. ..........................   169,000      8,808,280

MANUFACTURING (DIVERSIFIED)--3.4%
Tyco International Ltd. ............................   172,000     10,130,800

RETAIL (BUILDING SUPPLIES)--4.0%
Home Depot, Inc. (The) .............................   131,000      6,682,310
Lowe's Cos., Inc. ..................................   114,000      5,290,740
                                                                 ------------
                                                                   11,973,050
                                                                 ------------
RETAIL (DRUG STORES)--1.6%
Walgreen Co. .......................................   144,000      4,847,040

RETAIL (GENERAL MERCHANDISE)--8.3%
Costco Wholesale Corp.(b) ..........................   113,000      5,014,940
Target Corp. .......................................   182,000      7,471,100
Wal-Mart Stores, Inc. ..............................   212,000     12,200,600
                                                                 ------------
                                                                   24,686,640
                                                                 ------------
SERVICES (DATA PROCESSING)--2.2%
Automatic Data Processing, Inc. ....................   113,000      6,655,700

TRUCKERS--1.4%
United Parcel Service, Inc. Class B ................    77,000      4,196,500
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $222,585,143)                                    285,039,283
--------------------------------------------------------------------------------


                                                        SHARES       VALUE
                                                       -------   ------------
FOREIGN COMMON STOCKS--2.9%

COMMUNICATIONS EQUIPMENT--1.6%
Nokia Oyj ADR (Finland) ............................   190,000   $  4,660,700

ELECTRICAL EQUIPMENT--1.3%
Flextronics International Ltd. (Singapore)(b) ......   167,000      4,006,330
--------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $11,579,462)                                       8,667,030
--------------------------------------------------------------------------------

TOTAL INVESTMENTS--99.1%
(IDENTIFIED COST $234,164,605)                                    293,706,313(a)

Other assets and liabilities, net--0.9%                             2,767,218
                                                                 ------------
NET ASSETS--100.0%                                               $296,473,531
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $94,951,088 and gross depreciation of $35,409,380 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $234,164,605.
(b) Non-income producing.

                        See Notes to Financial Statements

Phoenix-Engemann Focus Growth Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001


ASSETS
Investment securities at value
   (Identified cost $234,164,605)                                  $293,706,313
Cash                                                                  5,493,319
Receivables
   Dividends and interest                                               211,720
   Fund shares sold                                                     154,908
   Receivable from adviser                                                2,323
                                                                   ------------
     Total assets                                                   299,568,583
                                                                   ------------
LIABILITIES
Payables
   Fund shares repurchased                                            2,500,393
   Investment advisory fee                                              209,752
   Transfer agent fee                                                   176,732
   Distribution fee                                                     100,303
   Financial agent fee                                                   19,659
   Trustees' fee                                                          5,009
Accrued expenses                                                         83,204
                                                                   ------------
     Total liabilities                                                3,095,052
                                                                   ------------
NET ASSETS                                                         $296,473,531
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $281,884,818
Accumulated net realized loss                                       (44,952,995)
Net unrealized appreciation                                          59,541,708
                                                                   ------------
NET ASSETS                                                         $296,473,531
                                                                   ============
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $241,735,778)                 17,037,987
Net asset value per share                                                $14.19
Offering price per share $14.19/(1-5.75%)                                $15.06

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $31,767,003)                   2,474,565
Net asset value and offering price per share                             $12.84

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $22,970,750)                   1,789,398
Net asset value and offering price per share                             $12.84


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
Dividends                                                         $   2,009,269
Interest                                                                805,342
Foreign taxes withheld                                                  (14,328)
                                                                  -------------
     Total investment income                                          2,800,283
                                                                  -------------
EXPENSES
Investment advisory fee                                               2,997,636
Distribution fee, Class A                                               743,792
Distribution fee, Class B                                               431,160
Distribution fee, Class C                                               284,615
Financial agent fee                                                     275,515
Transfer agent                                                          681,796
Printing                                                                174,144
Registration                                                             36,781
Professional                                                             35,707
Trustees                                                                 20,676
Custodian                                                                10,205
Miscellaneous                                                            22,635
                                                                  -------------
     Total expenses                                                   5,714,662
                                                                  -------------
NET INVESTMENT LOSS                                                  (2,914,379)
                                                                  -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                     (43,008,576)
Net change in unrealized appreciation (depreciation) on
   investments                                                     (117,674,198)
                                                                  -------------
NET LOSS ON INVESTMENTS                                            (160,682,774)
                                                                  -------------
NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                     $(163,597,153)
                                                                  =============

                        See Notes to Financial Statements

Phoenix-Engemann Focus Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                               Year Ended             Year Ended
                                                                                                12/31/01               12/31/00
                                                                                              -------------          -------------
FROM OPERATIONS
   Net investment income (loss)                                                               $  (2,914,379)         $  (7,516,426)
   Net realized gain (loss)                                                                     (43,008,576)            74,784,316
   Net change in unrealized appreciation (depreciation)                                        (117,674,198)          (278,754,296)
                                                                                              -------------          -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 (163,597,153)          (211,486,406)
                                                                                              -------------          -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized short-term gains, Class A                                                          (297,782)                  --
   Net realized short-term gains, Class B                                                           (45,034)                  --
   Net realized short-term gains, Class C                                                           (30,957)                  --
   Net realized long-term gains, Class A                                                           (727,298)           (59,582,328)
   Net realized long-term gains, Class B                                                           (109,997)            (9,954,588)
   Net realized long-term gains, Class C                                                            (75,802)            (6,276,139)
                                                                                              -------------          -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                     (1,286,870)           (75,813,055)
                                                                                              -------------          -------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (1,026,692 and 2,382,873 shares, respectively)                  16,435,545             78,173,098
   Net asset value of shares issued from reinvestment of distributions
     (43,599 and 2,698,104 shares, respectively)                                                    608,876             53,672,607
   Cost of shares repurchased (4,856,640 and 2,948,862 shares, respectively)                    (74,173,121)           (94,953,609)
                                                                                              -------------          -------------
Total                                                                                           (57,128,700)            36,892,096
                                                                                              -------------          -------------
CLASS B
   Proceeds from sales of shares (361,350 and 550,835 shares, respectively)                       5,222,425             16,366,326
   Net asset value of shares issued from reinvestment of distributions
     (5,154 and 501,729 shares, respectively)                                                        65,456              9,102,560
   Cost of shares repurchased (1,414,906 and 964,619 shares, respectively)                      (20,106,476)           (28,445,807)
                                                                                              -------------          -------------
Total                                                                                           (14,818,595)            (2,976,921)
                                                                                              -------------          -------------
CLASS C
   Proceeds from sales of shares (280,842 and 395,307 shares, respectively)                       3,978,139             11,616,502
   Net asset value of shares issued from reinvestment of distributions
     (4,093 and 313,307 shares, respectively)                                                        52,054              5,685,788
   Cost of shares repurchased (715,257 and 319,865 shares, respectively)                         (9,986,832)            (9,113,328)
                                                                                              -------------          -------------
Total                                                                                            (5,956,639)             8,188,962
                                                                                              -------------          -------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                (77,903,934)            42,104,137
                                                                                              -------------          -------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                       (242,787,957)          (245,195,324)

NET ASSETS
   Beginning of period                                                                          539,261,488            784,456,812
                                                                                              -------------          -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF
     $0 AND $0, RESPECTIVELY]                                                                 $ 296,473,531          $ 539,261,488
                                                                                              =============          =============

                        See Notes to Financial Statements

Phoenix-Engemann Focus Growth Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                      CLASS A
                                                         --------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------------
                                                          2001          2000          1999         1998           1997
Net asset value, beginning of period                     $20.69        $33.24        $26.82       $20.43         $21.94
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                        (0.10)        (0.27)        (0.31)       (0.16)         (0.16)
   Net realized and unrealized gain (loss)                (6.34)        (9.00)        13.48         7.76           3.51
                                                         ------        ------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                     (6.44)        (9.27)        13.17         7.60           3.35
                                                         ------        ------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net realized gains                      (0.06)        (3.28)        (6.75)       (1.21)         (4.86)
                                                         ------        ------        ------       ------         ------
     TOTAL DISTRIBUTIONS                                  (0.06)        (3.28)        (6.75)       (1.21)         (4.86)
                                                         ------        ------        ------       ------         ------
Change in net asset value                                 (6.50)       (12.55)         6.42         6.39          (1.51)
                                                         ------        ------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                           $14.19        $20.69        $33.24       $26.82         $20.43
                                                         ======        ======        ======       ======         ======
Total return(2)                                          (31.12)%      (27.50)%       49.74 %      37.41 %        16.04 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $241,736      $430,884      $621,386     $441,146       $383,481
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      1.40 %        1.32 %        1.54 %       1.58 %          1.6 %(3)
   Net investment income (loss)                           (0.64)%       (0.86)%       (1.04)%      (0.72)%         (0.7)%
Portfolio turnover                                           53 %          59 %          56 %        119 %         70.6 %

(1) Computed using average shares outstanding.
(2) Maximum sales load is not reflected in the total return calculation.
(3) If the adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.60% for the period ended December 31, 1997.

                        See Notes to Financial Statements

Phoenix-Engemann Focus Growth Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                      CLASS B
                                                         --------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------------
                                                          2001          2000          1999         1998           1997
Net asset value, beginning of period                     $18.87        $30.97        $25.49       $19.61         $21.40
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                        (0.20)        (0.47)        (0.51)       (0.32)         (0.34)
   Net realized and unrealized gain (loss)                (5.77)        (8.35)        12.74         7.41           3.41
                                                         ------        ------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                     (5.97)        (8.82)        12.23         7.09           3.07
                                                         ------        ------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net realized gains                      (0.06)        (3.28)        (6.75)       (1.21)         (4.86)
                                                         ------        ------        ------       ------         ------
     TOTAL DISTRIBUTIONS                                  (0.06)        (3.28)        (6.75)       (1.21)         (4.86)
                                                         ------        ------        ------       ------         ------
Change in net asset value                                 (6.03)       (12.10)         5.48         5.88          (1.79)
                                                         ------        ------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                           $12.84        $18.87        $30.97       $25.49         $19.61
                                                         ======        ======        ======       ======         ======
Total return(2)                                          (31.63)%      (28.07)%       48.64 %      36.38 %        15.13 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                   $31,767       $66,488      $106,372      $65,986        $54,267
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      2.15 %        2.07 %        2.29 %       2.33 %          2.4 %(3)
   Net investment income (loss)                           (1.39)%       (1.61)%       (1.78)%      (1.47)%         (1.5)%
Portfolio turnover                                           53 %          59 %          56 %        119 %         70.6 %

                                                                                      CLASS C
                                                         --------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------------
                                                          2001          2000          1999         1998           1997
Net asset value, beginning of period                     $18.87        $30.97        $25.49       $19.61         $21.40
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                        (0.20)        (0.47)        (0.51)       (0.32)         (0.34)
   Net realized and unrealized gain (loss)                (5.77)        (8.35)        12.74         7.41           3.41
                                                         ------        ------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                     (5.97)        (8.82)        12.23         7.09           3.07
                                                         ------        ------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net realized gains                      (0.06)        (3.28)        (6.75)       (1.21)         (4.86)
                                                         ------        ------        ------       ------         ------
     TOTAL DISTRIBUTIONS                                  (0.06)        (3.28)        (6.75)       (1.21)         (4.86)
                                                         ------        ------        ------       ------         ------
Change in net asset value                                 (6.03)       (12.10)         5.48         5.88          (1.79)
                                                         ------        ------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                           $12.84        $18.87        $30.97       $25.49         $19.61
                                                         ======        ======        ======       ======         ======
Total return(2)                                          (31.63)%      (28.07)%       48.64 %      36.38 %        15.13 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                   $22,971       $41,889       $56,699      $34,580        $29,222
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      2.15 %        2.07 %        2.29 %       2.33 %          2.4 %(3)
   Net investment income (loss)                           (1.39)%       (1.61)%       (1.78)%      (1.47)%         (1.5)%
Portfolio turnover                                           53 %          59 %          56 %        119 %         70.6 %

(1) Computed using average shares outstanding.
(2) Maximum sales load is not reflected in the total return calculation.
(3) If the adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.40% for the period ended December 31, 1997.

                        See Notes to Financial Statements

PHOENIX-ENGEMANN NIFTY FIFTY FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks long-term growth of capital.

Q: WHAT IS YOUR PERSPECTIVE ON THE PERFORMANCE OF THE EQUITY MARKETS IN 2001?

A: Unquestionably, 2001 was one of the most challenging years for equity investors in at least a generation. While the broader S&P 500 Index posted its second consecutive decline of approximately 10%, growth stock investors fared even worse, as represented by the Russell 1000 Growth Index, which was down more than 20%.(1) The economy officially entered into a recession during the spring, and by summer corporate profits swooned. S&P 500 operating profits were down an unprecedented 32-34% for both the second and third quarters. Today, many growth stocks are economically sensitive, especially technology, media and retail companies.

      Our portfolio's emphasis on these sectors hurt our performance for the first nine months of 2001 but helped dramatically in the fourth quarter. We continue to believe that these areas represent great opportunities for long-term growth. For the 12 months ended December 31, 2001, Class A shares returned -36.97%, Class B shares returned -37.45% and Class C shares returned -37.43%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT SPECIFICALLY HAD THE GREATEST IMPACT ON THE PORTFOLIO IN 2001?

A: Because the market descent in 2001 was very broad, nearly all industry groups experienced declines. Information technology, the largest group in the portfolio, experienced the greatest loss, and was the source of our poorest relative showing. However, this group also represented our best performing sector in the market's rally during the fourth quarter. On the flip side, positive performance in 2001 was turned in by many of our retail holdings.

Q: WHAT IS YOUR OUTLOOK FOR 2002?

A: Looking ahead, we believe we will see an economic recovery in the second half of 2002. It is our feeling that there is already a lot of fuel in place to ignite a solid rebound. In 2001, we had 11 interest rate cuts by the Federal Reserve, which brought real rates (after inflation) to zero or less. Lower interest rates have already resulted in a major mortgage-refinancing boom that has put an estimated $85 billion into consumers' pockets. And, lastly, both before and after September 11, the Federal government has taken several steps to stimulate the economy.

Q: HOW IS THE FUND POSITIONED TO BENEFIT FROM THIS SCENARIO?

A: The portfolio today is well represented in those areas that are poised to see the sharpest recovery. We have an overweighted position in technology, specifically semiconductors. Semiconductors can now be found in many diverse segments of the economy, and the sector should be a leading beneficiary of a rebound, in our view. We also have significant positions in media companies. We expect a recovery in overall advertising spending later this year, and our portfolio holds many of what we believe are the leading media properties that should be among the first to see increased spending by advertisers.

                                                                JANUARY 18, 2002

1 THE S&P 500 INDEX MEASURES BROAD STOCK MARKET TOTAL-RETURN PERFORMANCE, AND THE RUSSELL 1000 GROWTH INDEX MEASURES GROWTH-ORIENTED STOCK TOTAL-RETURN PERFORMANCE. THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix-Engemann Nifty Fifty Fund

-------------------------------------------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS(1)                                                            PERIOD ENDING 12/31/01
-------------------------------------------------------------------------------------------------------------------
                                                                                            INCEPTION     INCEPTION
                                                        1 YEAR       5 YEARS    10 YEARS   TO 12/31/01      DATE
                                                        -------      -------    --------   -----------    ---------
        Class A Shares at NAV(2)                        (36.97)%       1.80%       6.33%          --       12/17/90
        Class A Shares at POP(3)                        (40.59)        0.60        5.70           --       12/17/90

        Class B Shares at NAV(2)                        (37.45)        1.04          --         6.84%       1/3/94
        Class B Shares with CDSC(4)                     (39.93)        1.04          --         6.84        1/3/94

        Class C Shares at NAV(2)                        (37.43)        1.04          --         6.84        1/3/94
        Class C Shares with CDSC(4)                     (37.43)        1.04          --         6.84        1/3/94

        Russell 1000 Growth Index(6)                    (20.42)        8.27       10.79        12.64        1/3/94

        S&P 500 Index(7)                                (11.87)       10.73       12.97        14.07        1/3/94

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) This chart illustrates POP returns on Class A shares only. Returns on Class B and Class C shares will vary due to differing sales charges.
(6) The Russell 1000 Growth Index is an unmanaged, commonly used measure of small-capitalization growth-oriented stock total return performance. The Index's performance does not reflect sales charges.
(7) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purpose. The Index's performance does not reflect sales charges.

    All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        Phoenix-Engemann Nifty Fifty Fund Class A (5)    S&P 500 Index (7)    Russell 1000 Growth Index (6)
12/31/91                 $ 9,425                               $10,000                  $10,000
12/31/92                 $ 9,771                               $10,769                  $10,500
12/31/93                 $ 9,720                               $11,846                  $10,805
12/30/94                 $ 9,822                               $12,003                  $11,092
12/29/95                 $12,593                               $16,505                  $15,216
12/31/96                 $15,933                               $20,342                  $18,735
12/31/97                 $18,997                               $27,131                  $24,447
12/31/98                 $25,671                               $34,932                  $33,909
12/31/99                 $34,007                               $42,315                  $45,153
12/29/00                 $27,629                               $38,428                  $35,028
12/31/01                 $17,416                               $33,865                  $27,874

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/91 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/01
--------------------------------------------------------------------------------
As a percentage of equity holdings

                                [GRAPHIC OMITTED]

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                 36%
Health-Care                19
Financials                 12
Consumer Staples           11
Consumer Cyclicals          9
Capital Goods               9
Energy                      4

Phoenix-Engemann Nifty Fifty Fund

--------------------------------------------------------------------------------
 TEN LARGEST HOLDINGS AT DECEMBER 31, 2001 (AS A PERCENTAGE OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
 1. Medtronic, Inc.                                                         5.7%
    MANUFACTURES CARDIAC AND MEDICAL SERVICES PRODUCTS
 2. Pfizer, Inc.                                                            5.0%
    HEALTH-CARE AND CONSUMER PRODUCTS PRODUCER
 3. Citigroup, Inc.                                                         5.0%
    DIVERSIFIED FINANCIAL SERVICES COMPANY
 4. Tyco International Ltd.                                                 4.9%
    DIVERSIFIED MANUFACTURING AND SERVICE COMPANY
 5. Cisco Systems, Inc.                                                     4.4%
    MANUFACTURER OF COMPUTER NETWORK PRODUCTS
 6. Viacom, Inc. Class B                                                    4.1%
    DIVERSIFIED ENTERTAINMENT AND COMMUNICATIONS COMPANY
 7. American Express Co.                                                    3.6%
    DIVERSIFED FINANCIAL SERVICES COMPANY
 8. Texas Instruments, Inc.                                                 3.6%
    MANUFACTURES SEMICONDUCTOR AND ELECTRONIC EQUIPMENT
 9. AOL Time Warner, Inc.                                                   3.5%
    DIVERSIFIED ENTERTAINMENT COMPANY
10. Oracle Corp.                                                            2.8%
    MARKETS DATABASE MANAGEMENT SOFTWARE
--------------------------------------------------------------------------------

                        INVESTMENTS AT DECEMBER 31, 2001

                                                        SHARES       VALUE
                                                       -------   ------------
COMMON STOCKS--91.4%

BROADCASTING (TELEVISION, RADIO & CABLE)--2.2%
Univision Communications, Inc. Class A(b) ..........   110,000   $  4,450,600

COMMUNICATIONS EQUIPMENT--0.5%
CIENA Corp.(b) .....................................    72,000      1,030,320

COMPUTERS (HARDWARE)--2.6%
Brocade Communications Systems, Inc.(b) ............    50,620      1,676,534
Sun Microsystems, Inc.(b) ..........................   306,000      3,763,800
                                                                 ------------
                                                                    5,440,334
                                                                 ------------
COMPUTERS (NETWORKING)--4.6%
Cisco Systems, Inc.(b) .............................   506,748      9,177,206
McDATA Corp. Class A(b) ............................    16,231        397,660
                                                                 ------------
                                                                    9,574,866
                                                                 ------------
COMPUTERS (PERIPHERALS)--2.1%
EMC Corp.(b) .......................................   321,000      4,314,240

COMPUTERS (SOFTWARE & SERVICES)--9.3%
BEA Systems, Inc.(b) ...............................   192,000      2,956,800
i2 Technologies, Inc.(b) ...........................   166,000      1,311,400
Oracle Corp.(b) ....................................   426,000      5,883,060
Siebel Systems, Inc.(b) ............................    49,000      1,371,020
VeriSign, Inc.(b) ..................................    78,000      2,967,120
VERITAS Software Corp.(b) ..........................   105,500      4,729,565
                                                                 ------------
                                                                   19,218,965
                                                                 ------------
ELECTRICAL EQUIPMENT--2.3%
General Electric Co. ...............................   117,000      4,689,360


                                                        SHARES       VALUE
                                                       -------   ------------
ELECTRONICS (SEMICONDUCTORS)--10.0%
Analog Devices, Inc.(b) ............................    73,000   $  3,240,470
Maxim Integrated Products, Inc.(b) .................    80,000      4,200,800
Texas Instruments, Inc. ............................   265,000      7,420,000
Xilinx, Inc.(b) ....................................   147,000      5,740,350
                                                                 ------------
                                                                   20,601,620
                                                                 ------------
ENTERTAINMENT--7.5%
AOL Time Warner, Inc.(b) ...........................   223,000      7,158,300
Viacom, Inc. Class B(b) ............................   191,000      8,432,650
                                                                 ------------
                                                                   15,590,950
                                                                 ------------
EQUIPMENT (SEMICONDUCTORS)--1.9%
Applied Materials, Inc.(b) .........................    99,000      3,969,900

FINANCIAL (DIVERSIFIED)--10.7%
American Express Co. ...............................   209,000      7,459,210
Citigroup, Inc. ....................................   203,000     10,247,440
Freddie Mac ........................................    66,000      4,316,400
                                                                 ------------
                                                                   22,023,050
                                                                 ------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--12.3%
Genentech, Inc.(b) .................................    55,000      2,983,750
Lilly (Eli) & Co. ..................................    26,000      2,042,040
Merck & Co., Inc. ..................................    91,600      5,386,080
Pfizer, Inc. .......................................   260,600     10,384,910
Pharmacia Corp. ....................................   110,070      4,694,485
                                                                 ------------
                                                                   25,491,265
                                                                 ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--5.7%
Medtronic, Inc.(b) .................................   228,600     11,706,606


                        See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                                                        SHARES       VALUE
                                                       -------   ------------
INVESTMENT MANAGEMENT--1.3%
Stilwell Financial, Inc. ...........................    98,000   $  2,667,560

MANUFACTURING (DIVERSIFIED)--4.9%
Tyco International Ltd. ............................   172,193     10,142,168

OIL & GAS (EXPLORATION & PRODUCTION)--3.5%
Anadarko Petroleum Corp. ...........................    66,000      3,752,100
Burlington Resources, Inc. .........................    94,000      3,528,760
                                                                 ------------
                                                                    7,280,860
                                                                 ------------
RETAIL (BUILDING SUPPLIES)--3.5%
Home Depot, Inc. (The) .............................    97,500      4,973,475
Lowe's Cos., Inc. ..................................    50,000      2,320,500
                                                                 ------------
                                                                    7,293,975
                                                                 ------------
RETAIL (DRUG STORES)--1.1%
Walgreen Co. .......................................    67,000      2,255,220

RETAIL (GENERAL MERCHANDISE)--5.4%
Costco Wholesale Corp.(b) ..........................   131,000      5,813,780
Wal-Mart Stores, Inc. ..............................    93,000      5,352,150
                                                                 ------------
                                                                   11,165,930
                                                                 ------------
-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $185,105,495)                                    188,907,789
-----------------------------------------------------------------------------


                                                        SHARES       VALUE
                                                       -------   ------------
FOREIGN COMMON STOCKS--4.0%

COMMUNICATIONS EQUIPMENT--1.9%
Nokia Oyj ADR (Finland) ............................   158,000   $  3,875,740

COMPUTERS (SOFTWARE & SERVICES)--1.0%
Check Point Software Technologies Ltd. (Israel)(b) .    51,000      2,034,390

ELECTRICAL EQUIPMENT--1.1%
Flextronics International Ltd. (Singapore)(b) ......    97,000      2,327,030
-----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $10,823,391)                                       8,237,160
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--95.4%
(IDENTIFIED COST $195,928,886)                                    197,144,949(a)

Other assets and liabilities, net--4.6%                             9,549,002
                                                                 ------------
NET ASSETS--100.0%                                               $206,693,951
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $50,425,352 and gross depreciation of $49,209,289 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $195,928,886.
(b) Non-income producing.

                        See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001


ASSETS
Investment securities at value
   (Identified cost $195,928,886)                                  $197,144,949
Cash                                                                  9,605,741
Receivables
   Investment securities sold                                         1,144,969
   Fund shares sold                                                     161,792
   Dividends and interest                                                87,656
                                                                   ------------
     Total assets                                                   208,145,107
                                                                   ------------
LIABILITIES
Payables
   Fund shares repurchased                                              932,510
   Transfer agent fee                                                   163,568
   Investment advisory fee                                              148,784
   Distribution fee                                                      91,378
   Financial agent fee                                                   16,860
   Trustees' fee                                                          5,009
Accrued expenses                                                         93,047
                                                                   ------------
     Total liabilities                                                1,451,156
                                                                   ------------
NET ASSETS                                                         $206,693,951
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $247,440,735
Accumulated net realized loss                                       (41,962,847)
Net unrealized appreciation                                           1,216,063
                                                                   ------------
NET ASSETS                                                         $206,693,951
                                                                   ============
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $136,617,908)                  7,015,823
Net asset value per share                                                $19.47
Offering price per share $19.47/(1-5.75%)                                $20.66

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $46,585,569)                   2,602,216
Net asset value and offering price per share                             $17.90

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $23,490,474)                   1,312,282
Net asset value and offering price per share                             $17.90


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001


INVESTMENT INCOME
Dividends                                                         $   1,027,274
Interest                                                                274,963
Foreign taxes withheld                                                     (478)
                                                                  -------------
     Total investment income                                          1,301,759
                                                                  -------------
EXPENSES
Investment advisory fee                                               2,257,946
Distribution fee, Class A                                               442,686
Distribution fee, Class B                                               652,825
Distribution fee, Class C                                               336,365
Financial agent fee                                                     234,303
Transfer agent                                                          630,247
Printing                                                                140,164
Registration                                                             38,089
Professional                                                             31,718
Trustees                                                                 20,675
Custodian                                                                11,878
Miscellaneous                                                            11,993
                                                                  -------------
     Total expenses                                                   4,808,889
                                                                  -------------
NET INVESTMENT LOSS                                                  (3,507,130)
                                                                  -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                     (41,338,344)
Net change in unrealized appreciation (depreciation) on
   investments                                                     (105,862,162)
                                                                  -------------
NET LOSS ON INVESTMENTS                                            (147,200,506)
                                                                  -------------
NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                     $(150,707,636)
                                                                  =============

                        See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                               Year Ended              Year Ended
                                                                                                12/31/01                12/31/00
                                                                                              -------------          -------------
FROM OPERATIONS
   Net investment income (loss)                                                               $  (3,507,130)         $  (6,721,510)
   Net realized gain (loss)                                                                     (41,338,344)            70,346,914
   Net change in unrealized appreciation (depreciation)                                        (105,862,162)          (165,108,765)
                                                                                              -------------          -------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                             (150,707,636)          (101,483,361)
                                                                                              -------------          -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized short-term gains, Class A                                                          (930,593)              (552,512)
   Net realized short-term gains, Class B                                                          (343,336)              (240,783)
   Net realized short-term gains, Class C                                                          (174,837)              (126,104)
   Net realized long-term gains, Class A                                                             (1,873)           (41,290,869)
   Net realized long-term gains, Class B                                                             (1,102)           (17,994,392)
   Net realized long-term gains, Class C                                                                 --             (9,424,155)
                                                                                              -------------          -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                     (1,451,741)           (69,628,815)
                                                                                              -------------          -------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (1,094,638 and 1,161,063 shares, respectively)                  25,134,819             52,701,168
   Net asset value of shares issued from reinvestment of distributions
     (33,679 and 1,313,488 shares, respectively)                                                    645,583             38,130,506
   Cost of shares repurchased (2,438,946 and 1,108,185 shares, respectively)                    (52,002,502)           (50,306,418)
                                                                                              -------------          -------------
Total                                                                                           (26,222,100)            40,525,256
                                                                                              -------------          -------------
CLASS B
   Proceeds from sales of shares (250,705 and 507,150 shares, respectively)                       5,428,731             21,926,814
   Net asset value of shares issued from reinvestment of distributions
     (10,813 and 603,206 shares, respectively)                                                      190,852             16,238,458
   Cost of shares repurchased (1,299,791 and 643,244 shares, respectively)                      (26,920,022)           (27,498,313)
                                                                                              -------------          -------------
Total                                                                                           (21,300,439)            10,666,959
                                                                                              -------------          -------------
CLASS C
   Proceeds from sales of shares (150,053 and 392,743 shares, respectively)                       3,245,053             16,721,786
   Net asset value of shares issued from reinvestment of distributions
     (4,324 and 314,934 shares, respectively)                                                        76,176              8,474,898
   Cost of shares repurchased (745,684 and 426,664 shares, respectively)                        (15,737,732)           (17,283,594)
                                                                                              -------------          -------------
Total                                                                                           (12,416,503)             7,913,090
                                                                                              -------------          -------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                (59,939,042)            59,105,305
                                                                                              -------------          -------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                       (212,098,419)          (112,006,871)

NET ASSETS
   Beginning of period                                                                          418,792,370            530,799,241
                                                                                              -------------          -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
     (LOSS) OF $0 AND $0, RESPECTIVELY]                                                       $ 206,693,951          $ 418,792,370
                                                                                              =============          =============

                        See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                      CLASS A
                                                         --------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------------
                                                          2001          2000          1999         1998           1997
Net asset value, beginning of period                     $31.10        $46.16        $38.80       $29.21         $26.50
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                        (0.23)        (0.44)        (0.41)       (0.20)         (0.20)
   Net realized and unrealized gain (loss)               (11.27)        (8.64)        12.92        10.45           5.23
                                                         ------        ------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                    (11.50)        (9.08)        12.51        10.25           5.03
                                                         ------        ------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net realized gains                      (0.13)        (5.98)        (5.15)       (0.66)         (2.32)
                                                         ------        ------        ------       ------         ------
     TOTAL DISTRIBUTIONS                                  (0.13)        (5.98)        (5.15)       (0.66)         (2.32)
                                                         ------        ------        ------       ------         ------
Change in net asset value                                (11.63)       (15.06)         7.36         9.59           2.71
                                                         ------        ------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                           $19.47        $31.10        $46.16       $38.80         $29.21
                                                         ======        ======        ======       ======         ======
Total return(2)                                          (36.97)%      (18.75)%       32.47 %      35.13 %        19.23 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $136,618      $258,962      $321,299     $235,065       $176,378
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      1.47 %        1.40 %        1.58 %       1.60 %          1.6 %(3)
   Net investment income (loss)                           (1.00)%       (0.98)%       (0.97)%      (0.61)%         (0.7)%
Portfolio turnover                                           40 %          88 %          43 %         92 %         68.8 %

(1) Computed using average shares outstanding.
(2) Maximum sales load is not reflected in the total return calculation.
(3) If the adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.60% for the period ended December 31, 1997.

                        See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                      CLASS B
                                                         --------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------------
                                                          2001          2000          1999         1998           1997
Net asset value, beginning of period                     $28.83        $43.68        $37.21       $28.24         $25.88
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                        (0.37)        (0.74)        (0.70)       (0.43)         (0.42)
   Net realized and unrealized gain (loss)               (10.43)        (8.13)        12.32        10.06           5.10
                                                         ------        ------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                    (10.80)        (8.87)        11.62         9.63           4.68
                                                         ------        ------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net realized gains                      (0.13)        (5.98)        (5.15)       (0.66)         (2.32)
                                                         ------        ------        ------       ------         ------
     TOTAL DISTRIBUTIONS                                  (0.13)        (5.98)        (5.15)       (0.66)         (2.32)
                                                         ------        ------        ------       ------         ------
Change in net asset value                                (10.93)       (14.85)         6.47         8.97           2.36
                                                         ------        ------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                           $17.90        $28.83        $43.68       $37.21         $28.24
                                                         ======        ======        ======       ======         ======
Total return(2)                                          (37.45)%      (19.34)%       31.47 %      34.14 %        18.33 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                   $46,586      $104,964      $138,626      $96,983        $68,051
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      2.22 %        2.15 %        2.33 %       2.35 %          2.4 %(3)
   Net investment income (loss)                           (1.75)%       (1.73)%       (1.72)%      (1.35)%         (1.4)%
Portfolio turnover                                           40 %          88 %          43 %         92 %         68.8 %

                                                                                      CLASS C
                                                         --------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------------
                                                          2001          2000          1999         1998           1997
Net asset value, beginning of period                     $28.82        $43.68        $37.21       $28.24         $25.88
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                        (0.37)        (0.74)        (0.70)       (0.43)         (0.42)
   Net realized and unrealized gain (loss)               (10.42)        (8.14)        12.32        10.06           5.10
                                                         ------        ------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                    (10.79)        (8.88)        11.62         9.63           4.68
                                                         ------        ------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net realized gains                      (0.13)        (5.98)        (5.15)       (0.66)         (2.32)
                                                         ------        ------        ------       ------         ------
     TOTAL DISTRIBUTIONS                                  (0.13)        (5.98)        (5.15)       (0.66)         (2.32)
                                                         ------        ------        ------       ------         ------
Change in net asset value                                (10.92)       (14.86)         6.47         8.97           2.36
                                                         ------        ------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                           $17.90        $28.82        $43.68       $37.21         $28.24
                                                         ======        ======        ======       ======         ======
Total return(2)                                          (37.43)%      (19.37)%       31.47 %      34.14 %        18.33 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                   $23,490       $54,867       $70,875      $48,401        $39,773
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                      2.22 %        2.15 %        2.33 %       2.35 %          2.4 %(3)
   Net investment income (loss)                           (1.75)%       (1.73)%       (1.72)%      (1.35)%         (1.4)%
Portfolio turnover                                           40 %          88 %          43 %         92 %         68.8 %

(1) Computed using average shares outstanding.
(2) Maximum sales load is not reflected in the total return calculation.
(3) If the adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.40% for the period ended December 31, 1997.

                        See Notes to Financial Statements

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks long-term growth of capital. Investors should note that the Fund may invest in small-company stocks, which involves added risks, such as greater price volatility, less liquidity and increased competitive threat.

Q: COULD YOU PROVIDE A BRIEF RECAP OF THE MARKET OVER THE LAST 12 MONTHS?

A: We entered 2001 with the expectation that U.S. economic growth would slow somewhat, but remained positive that the Federal Reserve could successfully navigate a soft landing. What actually occurred, as we now know, was a full-fledged recession in which corporate profits plummeted. Earnings estimates for most companies were much too high to start the year and were lowered throughout the year. Stock prices followed declining earnings. By the end of 2001, most of the major stock indexes were down, including the Russell 2000 Growth Index, which is an index of small-capitalization growth companies.(1)

Q: HOW DID THE PORTFOLIO REACT IN THAT MARKET ENVIRONMENT?

A: The Phoenix Engemann Small & Mid-Cap Growth Fund unfortunately participated in the market decline. The Fund's Class A shares were down 29.98% for the full year. This compares to the Russell 2000 Growth Index, which declined 9.23%. Both Class B and C shares fell 30.50% for the 12 months ended December 31, 2001. Given our mild economic outlook at the beginning of the year, we held more economically sensitive stocks than we otherwise would have, which hurt the yearly performance. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT WERE SOME OF THE FACTORS THAT HELPED AS WELL AS DETRACTED FROM PERFORMANCE RESULTS?

A: Many of the technology names that helped us over the previous few years gave back much of their gains in 2001. BEA Systems and Applied Micro Circuits were two of the larger technology companies in the portfolio that hurt our performance for this year. Although we are very excited about the long-term prospects of these two companies, the poor economic environment was paramount in the stock price performance.

      In addition, several of our biotech holdings experienced product approval delays as the FDA implemented stricter standards for approval, including Aviron whose lead product Flumist is an intranasal flu vaccine, and Inhale Therapeutics, which is in the final phase of clinical testing for an inhaled form of insulin. We continue to believe that these products will ultimately be approved and reach the market. The uncertainty surrounding the delays, however, had a negative impact on the share prices of these companies.

      Although corporate buyers scaled back their capital spending in 2001, the American consumer remained active. As such, several of our retail holdings performed well, including Whole Food Markets and Cheesecake Factory.


(1) THE RUSSELL 2000 GROWTH INDEX MEASURES SMALL-CAPITALIZATION STOCK TOTAL-RETURN PERFORMANCE. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A: Looking ahead, we believe we will see an economic recovery in the second half of 2002. It is our feeling that there is already a lot of fuel in place to ignite a solid rebound. While 2001 had an almost unprecedented number of problems, it also had an almost unprecedented number of stimuli to enhance the economy. We had 11 interest rate cuts from the Federal Reserve that brought real rates -- after inflation -- to zero or less. The Fed pumped extra money into the economy even faster than it did in late 1999 during the Y2K financial liquidity scare. We also had tax rebates last year and tax cuts that will take effect this year that could bolster consumer spending. We had a record number of home refinancings, which put as much as $85 billion into the pockets of consumers, according to some estimates. And finally, we enjoyed far lower energy costs.

      The stock market typically anticipates economic events by nine to 12 months. It did so in 2000, anticipating early in the year the downturn that took place in the fourth quarter and especially in 2001. We believe we are seeing the other side of that equation today. We expect that the market has begun to discount a recovery and therefore will continue its upward trend for several months. The road may be quite bumpy near term as investors balance current weakness with a rosier long-term outlook.

      We believe we've seen the worst of the declines and that it won't be long before the market begins to focus on the future again instead of the current recession. The one thing we know for sure about recessions is that they always end.

Q: HOW IS THE PORTFOLIO CURRENTLY POSITIONED GIVEN THIS OUTLOOK?

A: The Phoenix Engemann Small & Mid-Cap Growth Fund is positioned for an economic recovery. Many of the companies in the portfolio currently have cyclically depressed earnings, which would reverse and grow in a recovery. As such, we expect the portfolio to perform well in such an environment.

                                                                JANUARY 17, 2002

Phoenix-Engemann Small & Mid-Cap Growth Fund

------------------------------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS(1)                                               PERIOD ENDING 12/31/01
------------------------------------------------------------------------------------------------------
                                                                               INCEPTION     INCEPTION
                                                        1 YEAR     5 YEARS    TO 12/31/01      DATE
                                                        -------    -------    -----------    ---------
        Class A Shares at NAV(2)                        (29.98)%     9.78%       19.77%      10/10/94
        Class A Shares at POP(3)                        (34.01)      8.49        18.80       10/10/94

        Class B Shares at NAV(2)                        (30.50)      8.96        10.96        9/18/96
        Class B Shares with CDSC(4)                     (33.28)      8.96        10.96        9/18/96

        Class C Shares at NAV(2)                        (30.50)      8.95         9.17       10/8/96
        Class C Shares with CDSC(4)                     (30.50)      8.95         9.17       10/8/96

        Russell 2000 Growth Index(8)                     (9.23)      2.87       Note 5        Note 5

        S&P 500 Index(9)                                (11.87)     10.73       Note 6        Note 6

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 7.47% for Class A (since 10/10/94), 3.17% for Class B (since 9/18/96) and 2.83% for Class C (since 10/8/96), respectively.
(6) Index performance is 15.53% for Class A (since 10/10/94), 12.01% for Class B (since 9/18/96) and 11.53% for Class C (since 10/8/96), respectively.
(7) This chart illustrates POP returns on Class A shares only. Returns on Class B and Class C shares will vary due to differing sales charges.
(8) The Russell 2000 Growth Index is an unmanaged, commonly used measure of total return performance of small-capitalization growth-oriented stocks. The Index's performance does not reflect sales charges.
(9) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purpose. The Index's performance does not reflect sales charges.

    All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          Phoenix-Engemann Small & Mid-Cap Growth Fund Class A (7)     Russell 2000 Growth Index (8)       S&P 500 Index (9)
10/10/94                           $ 9,425                                        $10,000                       $10,000
12/30/94                           $11,376                                        $10,021                       $10,067
12/29/95                           $14,297                                        $13,132                       $13,843
12/31/96                           $21,784                                        $14,611                       $17,061
12/31/97                           $27,537                                        $16,503                       $22,755
12/31/98                           $31,473                                        $16,706                       $29,298
12/31/99                           $58,097                                        $23,905                       $35,490
12/29/00                           $49,614                                        $18,543                       $32,230
12/31/01                           $34,741                                        $16,832                       $28,403

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/10/94 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other shares classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/01
--------------------------------------------------------------------------------
As a percentage of equity holdings

                                [GRAPHIC OMITTED]

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                 27%
Consumer Cyclicals         22
Health Care                18
Financials                 11
Consumer Staples           11
Energy                      5
Capital Goods               2
Other                       4

Phoenix-Engemann Small & Mid-Cap Growth Fund

--------------------------------------------------------------------------------
 TEN LARGEST HOLDINGS AT DECEMBER 31, 2001 (AS A PERCENTAGE OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
 1. Metris Cos., Inc.                                                       4.8%
    MARKETS CONSUMER CREDIT PRODUCTS
 2. Whole Foods Market, Inc.                                                3.9%
    NATURAL FOOD SUPERMARKET CHAIN
 3. NY-FIX, Inc.                                                            3.5%
    A DEVELOPER AND MARKETER OF ADVANCED ELECTRONIC TRADING SYSTEMS
 4. IDEC Pharmaceuticals Corp.                                              3.3%
    DEVELOPS IMMUNE SYSTEM PHARMACEUTICALS
 5. Gabelli Asset Management, Inc. Class A                                  3.1%
    MONEY MANAGEMENT FIRM
 6. Federal Agricultural Mortgage Corp. Class C                             3.0%
    A FEDERAL AGENCY PROVIDING SECONDARY MARKET FOR FARM
    MORTGAGE LOANS
 7. Cost Plus, Inc.                                                         2.9%
    DISCOUNT SPECIALTY RETAILER
 8. Cheesecake Factory, Inc. (The)                                          2.7%
    OPERATES A CASUAL RESTAURANT CHAIN
 9. Corporate Executive Board Co. (The)                                     2.7%
    PROVIDES MANAGEMENT SERVICES
10. Stilwell Financial, Inc.                                                2.5%
    A HOLDING COMPANY FOR THE GROUP OF BUSINESSES AND
    INVESTMENTS THAT COMPRISE THE FINANCIAL SERVICES OF KCSI
--------------------------------------------------------------------------------

                        INVESTMENTS AT DECEMBER 31, 2001

                                                        SHARES       VALUE
                                                       -------   ------------
COMMON STOCKS--95.1%

AEROSPACE/DEFENSE--0.9%
Alliant Techsystems, Inc.(b) .......................    33,000   $  2,547,600
United Defense Industries, Inc.(b) .................    87,270      1,837,033
                                                                 ------------
                                                                    4,384,633
                                                                 ------------
AIR FREIGHT--1.0%
Expeditors International of Washington, Inc. .......    80,000      4,556,000

BANKS (REGIONAL)--0.7%
Investors Financial Services Corp. .................    48,000      3,178,080

BIOTECHNOLOGY--8.0%
Aviron(b) ..........................................   209,550     10,420,922
COR Therapeutics, Inc.(b) ..........................    80,000      1,914,400
CV Therapeutics, Inc.(b) ...........................    14,700        764,694
IDEC Pharmaceuticals Corp.(b) ......................   219,000     15,095,670
InterMune, Inc.(b) .................................    20,800      1,024,608
Myriad Genetics, Inc.(b) ...........................    40,000      2,105,600
NPS Pharmaceuticals, Inc.(b) .......................   120,300      4,607,490
Vertex Pharmaceuticals, Inc.(b) ....................    32,860        808,027
                                                                 ------------
                                                                   36,741,411
                                                                 ------------
BUILDING MATERIALS--1.1%
Dal-Tile International, Inc.(b) ....................   209,660      4,874,595

COMPUTERS (NETWORKING)--0.4%
McDATA Corp. Class B(b) ............................    75,000      1,883,250

COMPUTERS (PERIPHERALS)--3.9%
Finisar Corp.(b) ...................................   156,000      1,586,520
NY-FIX, Inc.(b) ....................................   798,400     15,983,968


                                                        SHARES       VALUE
                                                       -------   ------------
COMPUTERS (PERIPHERALS)--CONTINUED
Procom Technology, Inc.(b) .........................   191,500   $    612,800
                                                                 ------------
                                                                   18,183,288
                                                                 ------------
COMPUTERS (SOFTWARE & SERVICES)--8.3%
Aspsecure.Com Corp(b)(c)(e) ........................   300,000              0
BEA Systems, Inc.(b) ...............................   495,000      7,623,000
i2 Technologies, Inc.(b) ...........................   604,000      4,771,600
Interwoven, Inc.(b) ................................   413,000      4,022,620
Nassda Corp.(b) ....................................    49,330      1,109,432
NetIQ Corp.(b) .....................................   172,000      6,064,720
OPNET Technologies, Inc.(b) ........................   218,585      3,149,810
Peregrine Systems, Inc.(b) .........................   620,000      9,194,600
Verisity Ltd.(b) ...................................   127,750      2,420,862
                                                                 ------------
                                                                   38,356,644
                                                                 ------------
ELECTRIC COMPANIES--1.3%
Aquila, Inc.(b) ....................................    96,800      1,655,280
NewPower Holdings, Inc.(b) .........................   667,670        494,076
UtiliCorp United, Inc. .............................   151,000      3,800,670
                                                                 ------------
                                                                    5,950,026
                                                                 ------------
ELECTRICAL EQUIPMENT--0.9%
Black Box Corp.(b) .................................    22,600      1,195,088
Pemstar, Inc.(b) ...................................   118,985      1,427,820
Plexus Corp.(b) ....................................    56,000      1,487,360
                                                                 ------------
                                                                    4,110,268
                                                                 ------------
ELECTRONICS (SEMICONDUCTORS)--6.6%
Applied Micro Circuits Corp.(b) ....................   552,850      6,258,262
Elantec Semiconductor, Inc.(b) .....................    89,650      3,442,560


                        See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                                                        SHARES       VALUE
                                                       -------   ------------
ELECTRONICS (SEMICONDUCTORS)--CONTINUED
Integrated Circuit Systems, Inc.(b) ................   136,000   $  3,072,240
Micrel, Inc.(b) ....................................   332,000      8,708,360
MIPS Technologies, Inc. Class A(b) .................   214,000      1,848,960
QuickLogic Corp.(b) ................................   341,600      1,708,000
Silicon Storage Technology, Inc.(b) ................   253,000      2,438,920
TriQuint Semiconductor, Inc.(b) ....................   250,000      3,065,000
                                                                 ------------
                                                                   30,542,302
                                                                 ------------
ENGINEERING & CONSTRUCTION--0.3%
SBA Communications Corp.(b) ........................   121,000      1,575,420

EQUIPMENT (SEMICONDUCTORS)--5.2%
Axcelis Technologies, Inc.(b) ......................   403,000      5,194,670
Cymer, Inc.(b) .....................................   251,000      6,709,230
Photronics, Inc.(b) ................................    72,000      2,257,200
Rudolph Technologies, Inc.(b) ......................   281,000      9,643,920
                                                                 ------------
                                                                   23,805,020
                                                                 ------------
FINANCIAL (DIVERSIFIED)--3.0%
Federal Agricultural Mortgage Corp. Class C(b) .....   343,000     13,891,500

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--4.4%
ImmunoGen, Inc.(b) .................................   174,200      2,888,236
Inhale Therapeutic Systems, Inc.(b) ................   448,600      8,321,530
Ista Pharmaceuticals, Inc.(b) ......................    78,750        529,200
Medicines Co. (The)(b) .............................   263,000      3,048,170
PRAECIS Pharmaceuticals, Inc.(b) ...................   251,400      1,463,148
Tanox, Inc.(b) .....................................   219,685      4,064,722
                                                                 ------------
                                                                   20,315,006
                                                                 ------------
HEALTH CARE (GENERIC AND OTHER)--0.1%
American Pharmaceutical Partners, Inc.(b) ..........    24,250        504,400

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.1%
AeroGen, Inc.(b) ...................................   168,000        588,000
Affymetrix, Inc.(b) ................................   147,200      5,556,800
ArthroCare Corp.(b) ................................    75,000      1,344,750
Edwards Lifesciences Corp.(b) ......................    50,000      1,381,500
STAAR Surgical Co.(b) ..............................   216,755        834,507
                                                                 ------------
                                                                    9,705,557
                                                                 ------------
HEALTH CARE (SPECIALIZED SERVICES)--3.4%
Apria Healthcare Group, Inc.(b) ....................    81,000      2,024,190
Arena Pharmaceuticals, Inc.(b) .....................   100,000      1,203,000
CuraGen Corp.(b) ...................................   101,250      2,264,962
Omnicare, Inc. .....................................   321,000      7,986,480
Unilab Corp.(b) ....................................    87,000      2,183,700
                                                                 ------------
                                                                   15,662,332
                                                                 ------------


                                                        SHARES       VALUE
                                                       -------   ------------
INVESTMENT MANAGEMENT--7.0%
Gabelli Asset Management, Inc. Class A(b) ..........   329,500   $ 14,234,400
Stewart (W.P.) & Co. Ltd ...........................   242,955      6,365,421
Stilwell Financial, Inc. ...........................   430,000     11,704,600
                                                                 ------------
                                                                   32,304,421
                                                                 ------------
LEISURE TIME (PRODUCTS)--0.3%
Meade Instruments Corp.(b) .........................   343,000      1,227,940

MACHINERY (DIVERSIFIED)--0.2%
Mykrolis Corp.(b) ..................................    70,100      1,121,600

OIL & GAS (DRILLING & EQUIPMENT)--0.7%
Grey Wolf, Inc.(b) ................................. 1,036,000      3,076,920

OIL & GAS (EXPLORATION & PRODUCTION)--3.7%
ATP Oil & Gas Corp.(b) .............................   486,300      1,447,184
Chesapeake Energy Corp.(b) .........................   100,000        661,000
Energy Exploration Technologies, Inc.(b) ...........   351,500        355,015
Evergreen Resources, Inc.(b) .......................   131,500      5,077,215
Forest Oil Corp.(b) ................................   122,500      3,455,725
Houston Exploration Co. (The)(b) ...................   181,000      6,077,980
                                                                 ------------
                                                                   17,074,119
                                                                 ------------
RESTAURANTS--5.2%
AFC Enterprises, Inc.(b) ...........................    90,440      2,567,592
Buca, Inc.(b) ......................................   329,300      5,337,953
California Pizza Kitchen, Inc.(b) ..................   160,400      3,969,900
Cheesecake Factory, Inc. (The)(b) ..................   354,000     12,308,580
                                                                 ------------
                                                                   24,184,025
                                                                 ------------
RETAIL (BUILDING SUPPLIES)--1.0%
Fastenal Co. .......................................    71,000      4,716,530

RETAIL (COMPUTERS & ELECTRONICS)--0.6%
Good Guys, Inc.(b) .................................   731,700      2,912,166

RETAIL (DISCOUNTERS)--1.1%
Factory 2-U Stores, Inc.(b) ........................   258,000      5,170,320

RETAIL (DRUG STORES)--0.8%
Duane Reade, Inc.(b) ...............................   116,550      3,537,292

RETAIL (FOOD CHAINS)--4.7%
Smart & Final, Inc.(b) .............................   343,331      3,584,376
Whole Foods Market, Inc.(b) ........................   415,000     18,077,400
                                                                 ------------
                                                                   21,661,776
                                                                 ------------
RETAIL (SPECIALTY)--2.9%
Cost Plus, Inc.(b) .................................   501,000     13,276,500


                        See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                                                        SHARES       VALUE
                                                       -------   ------------
RETAIL (SPECIALTY-APPAREL)--4.0%
AnnTaylor Stores Corp.(b) ..........................   163,000   $  5,705,000
Charlotte Russe Holding, Inc.(b) ...................   224,000      4,168,640
Children's Place Retail Stores, Inc. (The)(b) ......   318,000      8,633,700
                                                                 ------------
                                                                   18,507,340
                                                                 ------------
SERVICES (ADVERTISING/MARKETING)--5.1%
Advisory Board Co. (The)(b) ........................    57,960      1,605,492
Metris Cos., Inc. ..................................   853,300     21,938,343
                                                                 ------------
                                                                   23,543,835
                                                                 ------------
SERVICES (COMMERCIAL & CONSUMER)--5.5%
APAC Customer Services, Inc.(b) ....................    45,700        118,820
Corporate Executive Board Co. (The)(b) .............   334,000     12,257,800
Edison Schools, Inc.(b) ............................   214,500      4,214,925
Exult, Inc.(b) .....................................   177,540      2,849,517
NCO Group, Inc.(b) .................................   119,000      2,725,100
SITEL Corp.(b) .....................................    12,500         30,000
Weight Watchers International, Inc.(b) .............    88,290      2,985,968
                                                                 ------------
                                                                   25,182,130
                                                                 ------------
SERVICES (FACILITIES & ENVIRONMENTAL)--0.7%
Tetra Tech, Inc.(b) ................................   151,250      3,011,387
-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $395,758,944)                                    438,728,033
-----------------------------------------------------------------------------

FOREIGN COMMON STOCKS--3.6%

COMMUNICATIONS EQUIPMENT--0.6%
Research In Motion Ltd. (Canada)(b) ................   110,000      2,609,200

COMPUTERS (SOFTWARE & SERVICES)--1.6%
Precise Software Solutions Ltd. (Israel)(b) ........   351,390      7,259,718

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.4%
Taro Pharmaceutical Industries Ltd. (Israel)(b) ....    42,100      1,681,895

INSURANCE (LIFE/HEALTH)--0.6%
London Pacific Group Ltd. ADR (United Kingdom) .....   773,800      3,064,248


                                                        SHARES       VALUE
                                                       -------   ------------
OIL & GAS (DRILLING & EQUIPMENT)--0.4%
Precision Drilling Corp. (Canada)(b) ...............    81,000   $  2,091,420
-----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $22,105,412)                                      16,706,481
-----------------------------------------------------------------------------

PREFERRED STOCK--0.3%

COMMUNICATIONS EQUIPMENT--0.2%
Metro Optix, Inc. Series B Pfd.(b)(c)(e) ...........   176,766      1,083,575

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.1%
Micro Photonix Series C Pfd.(b)(c)(e) ..............   237,519        496,415
-----------------------------------------------------------------------------
TOTAL PREFERRED STOCK
(IDENTIFIED COST $3,249,983)                                        1,579,990
-----------------------------------------------------------------------------


                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (Unaudited)   (000)
                                           -----------  ------
CONVERTIBLE BONDS--0.4%

COMMUNICATIONS EQUIPMENT--0.4%
Cyras Systems, Inc. Cv. 144A
4.50%, 8/15/05(d)(e) ....................       NR      $1,250      1,456,250

Kestrel Solutions Inc. Cv. 144A
5.50%, 7/15/05(d)(e) ....................       NR       1,000        165,000
-----------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(IDENTIFIED COST $2,250,000)                                        1,621,250
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--99.4%
(IDENTIFIED COST $423,364,339)                                    458,635,754(a)

Other assets and liabilities, net--0.6%                             2,684,436
                                                                 ------------
NET ASSETS--100.0%                                               $461,320,190
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $125,448,016 and gross depreciation of $91,490,903 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $424,678,641.
(b) Non-income producing.
(c)Private placement. Security valued at fair value as determined in good faith by or under the direction of the Trustees. At December 31, 2001, these securities, which are included in iliquid securities below, amounted to $1,579,990 or 0.3% of net assets.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities amounted to a value of $1,621,250 or 0.4% of net assets.
(e) Illiquid. At December 31, 2001, these securities amounted to $3,201,240 or 0.7% of net assets.

                        See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001


ASSETS
Investment securities at value
   (Identified cost $423,364,339)                                  $458,635,754
Cash                                                                  5,776,758
Receivables
   Fund shares sold                                                     963,439
   Investment securities sold                                           912,773
   Interest and dividends                                                57,376
Prepaid expenses                                                             94
                                                                   ------------
     Total assets                                                   466,346,194
                                                                   ------------
LIABILITIES
Payables
   Fund shares repurchased                                            2,805,771
   Investment securities purchased                                    1,114,191
   Transfer agent fee                                                   390,234
   Investment advisory fee                                              283,454
   Distribution fee                                                     217,514
   Financial agent fee                                                   25,120
   Trustees' fee                                                          5,009
   Payable to adviser                                                       105
Accrued expenses                                                        184,606
                                                                   ------------
     Total liabilities                                                5,026,004
                                                                   ------------
NET ASSETS                                                         $461,320,190
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $564,975,666
Accumulated net realized loss                                      (138,926,891)
Net unrealized appreciation                                          35,271,415
                                                                   ------------
NET ASSETS                                                         $461,320,190
                                                                   ============
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $270,989,726)                 10,197,067
Net asset value per share                                                $26.58
Offering price per share $26.58/(1-5.75%)                                $28.20

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $132,214,491)                  5,181,628
Net asset value and offering price per share                             $25.52

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $58,115,973)                   2,279,165
Net asset value and offering price per share                             $25.50


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
Interest                                                          $   1,023,576
Dividends                                                               629,358
                                                                  -------------
     Total investment income                                          1,652,934
                                                                  -------------
EXPENSES
Investment advisory fee                                               3,817,976
Distribution fee, Class A                                               611,992
Distribution fee, Class B                                             1,117,136
Distribution fee, Class C                                               627,733
Financial agent fee                                                     295,559
Transfer agent                                                        1,497,720
Printing                                                                150,376
Registration                                                            102,959
Professional                                                             27,312
Custodian                                                                24,377
Trustees                                                                 23,694
Miscellaneous                                                            19,423
                                                                  -------------
     Total expenses                                                   8,316,257
     Less expenses borne by financial agent                            (414,287)
                                                                  -------------
     Net expenses                                                     7,901,970
                                                                  -------------
NET INVESTMENT LOSS                                                  (6,249,036)
                                                                  -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                    (114,255,796)
Net change in unrealized appreciation (depreciation) on
   investments                                                      (40,702,627)
                                                                  -------------
NET LOSS ON INVESTMENTS                                            (154,958,423)
                                                                  -------------
NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                     $(161,207,459)
                                                                  =============

                        See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                               Year Ended             Year Ended
                                                                                                12/31/01               12/31/00
                                                                                              -------------          -------------
FROM OPERATIONS
   Net investment income (loss)                                                               $  (6,249,036)         $  (4,384,166)
   Net realized gain (loss)                                                                    (114,255,796)              (942,715)
   Net change in unrealized appreciation (depreciation)                                         (40,702,627)           (77,784,815)
                                                                                              -------------          -------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                             (161,207,459)           (83,111,696)
                                                                                              -------------          -------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (5,146,833 and 5,305,255 shares, respectively)                 147,070,638            247,186,590
   Net asset value of shares issued from Phoenix-Engemann Small-Cap
     Fund merger (3,914,885 and 0 shares, respectively) (See Note 8)                            119,681,162                     --
   Cost of shares repurchased (4,962,007 and 2,199,672 shares, respectively)                   (134,438,408)          (102,528,732)
                                                                                              -------------          -------------
Total                                                                                           132,313,392            144,657,858
                                                                                              -------------          -------------
CLASS B
   Proceeds from sales of shares (705,115 and 1,318,254 shares, respectively)                    20,226,417             59,976,446
   Net asset value of shares issued from Phoenix-Engemann Small-Cap
     Fund merger (2,722,959 and 0 shares, respectively) (See Note 8)                             80,247,953                     --
   Cost of shares repurchased (944,176 and 325,474 shares, respectively)                        (24,118,568)           (14,179,902)
                                                                                              -------------          -------------
Total                                                                                            76,355,802             45,796,544
                                                                                              -------------          -------------
CLASS C
   Proceeds from sales of shares (899,149 and 1,389,297 shares, respectively)                    25,016,426             62,781,482
   Cost of shares repurchased (685,900 and 191,558 shares, respectively)                        (17,476,863)            (8,248,326)
                                                                                              -------------          -------------
Total                                                                                             7,539,563             54,533,156
                                                                                              -------------          -------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                216,208,757            244,987,558
                                                                                              -------------          -------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                         55,001,298            161,875,862

NET ASSETS
   Beginning of period                                                                          406,318,892            244,443,030
                                                                                              -------------          -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF $0 AND $0,
      RESPECTIVELY]                                                                           $ 461,320,190          $ 406,318,892
                                                                                              =============          =============

                        See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                      CLASS A
                                                         --------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------------
                                                          2001          2000          1999         1998           1997
Net asset value, beginning of period                     $37.96        $44.45        $24.08       $21.09         $18.39
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                        (0.33)        (0.39)        (0.37)       (0.30)         (0.31)
   Net realized and unrealized gain (loss)               (11.05)        (6.10)        20.74         3.31           5.07
                                                         ------        ------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                    (11.38)        (6.49)        20.37         3.01           4.76
                                                         ------        ------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net realized gains                         --            --            --        (0.02)         (2.06)
                                                         ------        ------        ------       ------         ------
     TOTAL DISTRIBUTIONS                                     --            --            --        (0.02)         (2.06)
                                                         ------        ------        ------       ------         ------
Change in net asset value                                (11.38)        (6.49)        20.37         2.99           2.70
                                                         ------        ------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                           $26.58        $37.96        $44.45       $24.08         $21.09
                                                         ======        ======        ======       ======         ======
Total return(2)                                          (29.98)%      (14.60)%       84.59 %      14.29 %        26.41 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $270,990      $231,453      $132,996      $54,187        $27,771
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                   1.57 %        1.51 %        1.73 %       1.78 %         1.80 %
   Net investment income (loss)                           (1.18)%       (0.85)%       (1.40)%      (1.39)%        (1.40)%
Portfolio turnover                                           28 %          78 %         105 %        147 %        313.5 %

(1) Computed using average shares outstanding.
(2) Maximum sales load is not reflected in the total return calculation.
(3) If the adviser or financial agent had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.67%, 1.51%, 1.75%, 1.83% and 1.80% for the periods ended December 31, 2001,
    2000, 1999, 1998 and 1997, respectively.

                        See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                      CLASS B
                                                         --------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------------
                                                          2001          2000          1999         1998           1997
Net asset value, beginning of period                     $36.72        $43.32        $23.64       $20.87         $18.35
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                        (0.52)        (0.72)        (0.55)       (0.45)         (0.46)
   Net realized and unrealized gain (loss)               (10.68)        (5.88)        20.23         3.24           5.04
                                                         ------        ------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                    (11.20)        (6.60)        19.68         2.79           4.58
                                                         ------        ------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net realized gains                         --            --            --        (0.02)         (2.06)
                                                         ------        ------        ------       ------         ------
     TOTAL DISTRIBUTIONS                                     --            --            --        (0.02)         (2.06)
                                                         ------        ------        ------       ------         ------
Change in net asset value                                (11.20)        (6.60)        19.68         2.77           2.52
                                                         ------        ------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                           $25.52        $36.72        $43.32       $23.64         $20.87
                                                         ======        ======        ======       ======         ======
Total return(2)                                          (30.50)%      (15.24)%       83.25 %      13.39 %        25.49 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $132,214       $99,060       $73,863      $31,631        $17,298
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                   2.32 %        2.26 %        2.48 %       2.53 %         2.60 %
   Net investment income (loss)                           (1.95)%       (1.61)%       (2.15)%      (2.14)%        (2.10)%
Portfolio turnover                                           28 %          78 %         105 %        147 %        313.5 %

                                                                                      CLASS C
                                                         --------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------------
                                                          2001          2000          1999         1998           1997
Net asset value, beginning of period                     $36.69        $43.29        $23.63       $20.87         $18.35
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                        (0.52)        (0.70)        (0.55)       (0.45)         (0.47)
   Net realized and unrealized gain (loss)               (10.67)        (5.90)        20.21         3.23           5.05
                                                         ------        ------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                    (11.19)        (6.60)        19.66         2.78           4.58
                                                         ------        ------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net realized gains                         --            --            --        (0.02)         (2.06)
                                                         ------        ------        ------       ------         ------
     TOTAL DISTRIBUTIONS                                     --            --            --        (0.02)         (2.06)
                                                         ------        ------        ------       ------         ------
Change in net asset value                                (11.19)        (6.60)        19.66         2.76           2.52
                                                         ------        ------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                           $25.50        $36.69        $43.29       $23.63         $20.87
                                                         ======        ======        ======       ======         ======
Total return(2)                                          (30.50)%      (15.25)%       83.20 %      13.34 %        25.49 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                   $58,116       $75,806       $37,584      $15,023         $8,080
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                   2.32 %        2.26 %        2.48 %       2.53 %         2.60 %
   Net investment income (loss)                           (1.89)%       (1.59)%       (2.15)%      (2.14)%        (2.10)%
Portfolio turnover                                           28 %          78 %         105 %        147 %        313.5 %

(1) Computed using average shares outstanding.
(2) Maximum sales load is not reflected in the total return calculation.
(3) If the adviser or financial agent had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.42%, 2.26%, 2.50%, 2.58% and 2.60% for the periods ended December 31, 2001,
    2000, 1999, 1998 and 1997, respectively.

                        See Notes to Financial Statements

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001


1. SIGNIFICANT ACCOUNTING POLICIES
   Effective March 15, 2001, the Phoenix-Engemann Funds (the "Trust") is organized as a Delaware business trust (prior to that date the Trust was organized as a Massachusetts business trust) and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Four funds are offered for sale: Phoenix-Engemann Balanced Return Fund, Phoenix-Engemann Focus Growth Fund, Phoenix-Engemann Nifty Fifty Fund and Phoenix-Engemann Small & Mid-Cap Growth Fund, collectively referred to as the "Funds." Each Fund represents an investment in a separate diversified fund with its own investment objectives. BALANCED RETURN FUND seeks to maximize a total investment return consistent with reasonable risk through a balanced approach. FOCUS GROWTH FUND seeks to achieve long-term capital appreciation. NIFTY FIFTY FUND seeks to achieve long-term capital appreciation. SMALL & MID-CAP GROWTH FUND seeks to achieve long-term growth of capital.
   Each Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Funds are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.
   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:
   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:
   Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Trust is notified. Realized gains and losses are determined on the identified cost basis. The Trust amortizes premiums and discounts.
   Effective January 1, 2001, the Trust adopted the revised AICPA Audit and Accounting Guide, Audits of Investment Companies and began to amortize premium on fixed income securities and classify gains and losses on mortgage- and asset-backed securities previously included in realized gains and losses, as a component of interest income. The cumulative effect of the accounting changes had no impact on total net assets of the Trust or the Trust's net asset value, but resulted in a $581,404 reduction in cost of securities, a $581,404 increase in net unrealized appreciation (depreciation) and a corresponding $581,404 decrease in undistributed net investment income, based on securities held by the Balanced Return Fund on December 31, 2000.
   The effect of this change for the year ended December 31, 2001 on the Balanced Return Fund was to decrease net investment income by $368,284, increase net unrealized appreciation (depreciation) by $218,887 and increase net realized gain (losses) by $149,397. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change.

C. INCOME TAXES:
   Each Fund is treated as a separate taxable entity. It is the policy of each Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of nontaxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Certain distribution amounts have been reclassified to conform to the current year presentation.

E. FOREIGN CURRENCY TRANSLATION:
   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (CONTINUED)

currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in the exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:
   The Small & Mid-Cap Growth Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.
   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. At December 31, 2001, the Fund had no forward currency contracts.

G. FUTURES CONTRACTS:
   The Small & Mid-Cap Growth Fund may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as daily variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risks to the Fund are that the change in value of the futures contract may not correspond to the change in value of the hedged instruments and the counterparty may not fulfill its contractual obligations related to the contract. At December 31, 2001, the Fund had no futures contracts.

H. OPTIONS:
   Each Fund may write covered options or purchase options contracts for purpose of hedging against changes in the market value of the underlying securities or foreign currencies. Additionally, each Fund may buy and sell options on domestic and foreign securities indices for hedging purposes.
   Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist from the contracts.
   Each Fund may purchase options which are included in the Fund's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At December 31, 2001, the Funds had no options.

I. EXPENSES:
   Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

J. LOAN AGREEMENTS:
   The Funds may invest in direct debt instruments which are invested in amounts owed by a corporation, governmental, or other borrower to lenders or lending syndicates. The Funds' investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Funds may be subject to the credit risk of both the borrower and lender that is selling the loan agreement. For loans in which the Funds are participants, the Funds may not sell their participation in the loan without the lender's prior consent. When the Funds purchase assignments from lenders

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (CONTINUED)

they acquire direct rights against the borrower on the loan. Direct indebtedness of emerging market countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due. At December 31, 2001, the Funds had no loan agreements.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS
   As compensation for its services to the Trust, the Adviser, Roger Engemann & Associates, Inc. ("REA", or the "Adviser"), a wholly-owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd., an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), is entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each Fund:

                                  First $50     Next $450     Over $500
                                   Million       Million       Million
                                  ---------     ---------     ---------
Balanced Return Fund ...........    0.80%         0.70%         0.60%
Focus Growth Fund ..............    0.90%         0.80%         0.70%
Nifty Fifty Fund ...............    0.90%         0.80%         0.70%
Small & Mid-Cap Growth Fund ....    1.00%         0.90%         0.80%

   As Distributor of the Trust's shares, Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of PNX, has advised the Trust that it retained net selling commissions of $85,224 for Class A shares and deferred sales charges of $607,196 for Class B shares and $39,955 for Class C shares for the year ended December 31, 2001. In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each Fund. The distributor has advised the Trust that of the total amount expensed for the year ended December 31, 2001, $3,139,398 was retained by the Distributor, $2,741,158 was paid out to unaffiliated participants and $100,050 was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX.
   As Financial Agent of the Trust's shares, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost of the financial agent to provide financial reporting, tax services and oversight of the subagent's performance. For the year ended December 31, 2001 financial agent fees were $962,541, of which PEPCO received $149,464. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply. The voluntary expense waiver limitations remain unchanged.
   PEPCO has voluntarily agreed to waive, when necessary, a portion of its financial agent fee and other expenses so that Other Operating Expenses (operating expenses excluding management fees and 12b-1 fees) do not exceed the following limits:

                                  First $50     Next $450     Over $500
                                   Million       Million       Million
                                  ---------     ---------     ---------
Balanced Return Fund ............   1.09%         0.60%         0.40%
Focus Growth Fund ...............   0.99%         0.50%         0.30%
Nifty Fifty Fund ................   0.99%         0.50%         0.30%
Small & Mid-Cap Growth Fund .....   0.50%         0.40%         0.30%

   PEPCO serves as the Fund's transfer agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended December 31, 2001, transfer agent fees were $3,020,244, of which PEPCO retained $909,506.

3. PURCHASE AND SALE OF SECURITIES
   Purchases and sales of securities during the year ended December 31, 2001 (excluding U.S. Government and agency securities, short- term securities, futures contracts and forward currency contracts) aggregated the following:

                                                  Purchases         Sales
                                                 ------------    ------------
Balanced Return Fund ........................    $ 49,635,325    $ 17,717,369
Focus Growth Fund ...........................     189,487,582     241,043,599
Nifty Fifty Fund ............................     107,724,505     176,034,475
Small & Mid-Cap Growth Fund .................     164,221,424     112,811,479

   Purchases and sales of U.S. Government and agency securities during the year ended December 31, 2001, aggregated $1,340,313 and $44,900,313, respectively, for the Balanced Return Fund.

4. OTHER
   As of December 31, 2001, the Trust had omnibus shareholder accounts, comprised of several individual shareholders, which individually amounted to more than 10% of the total shares outstanding. None of the accounts are affiliated with PNX.

                                            Number of        % of Shares
                                          Shareholders       Outstanding
                                       ------------------    ------------
Balanced Return Fund ................  1 Omnibus Account         18%
Focus Growth Fund ...................  1 Omnibus Account         29%
Nifty Fifty Fund ....................  2 Omnibus Accounts        42%

5. CREDIT RISK AND CONCENTRATIONS
   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.
   Certain funds invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the fund, positive or negative, than if the fund did not concentrate its investments in such sectors.

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (CONCLUDED)


6. FEDERAL INCOME TAX INFORMATION
   The following funds has capital loss carryovers which may be used to offset future capital gains:

                                           Expiration Year
                            2006         2007           2008           2009
                         ----------   ----------    -----------    -----------
Balanced Return Fund ... $       --   $       --    $        --    $ 9,055,527
Focus Growth Fund ......         --           --             --     40,843,300
Nifty Fifty Fund .......         --           --             --     37,233,245
Small & Mid-Cap
  Growth Fund ..........  4,320,592    6,349,731     12,686,470     91,077,361

   Included in the Small & Mid-Cap Growth Fund's amounts are $6,349,731 (expiring in 2008) and $11,743,755 (expiring in 2009) which were acquired in connection with the merger of the Phoenix-Engemann Small Cap Fund. Utilization of the acquired capital losses may be limited.
   Under current tax law, foreign currency and capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2001, the Trust deferred post-October capital losses and utilized prior year post-October losses as follows:

                                                     Deferred       Utilized
                                                   -----------     ----------
Balanced Return Fund ...........................   $ 2,423,942     $2,628,836
Focus Growth Fund ..............................     4,109,695      1,944,419
Nifty Fifty Fund ...............................     4,729,602        523,657
Small & Mid-Cap Growth Fund ....................    23,178,435             --

   As of December 31, 2001, the components of distributable earnings on a tax basis (excluding unrealized appreciation/(depreciation) which is disclosed in the respective schedule of investments) were as follows:

                                           Undistributable    Undistributable
                                              Ordinary           Long-term
                                               Income          Capital Gains
                                           ---------------    ---------------
Balanced Return Fund                          $38,037              $ --
Focus Growth Fund                                  --                --
Nifty Fifty Fund                                   --                --
Small & Mid-Cap Growth Fund                        --                --

   The differences between the book basis and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statement of Changes in Net Assets are reported as ordinary income for federal tax purposes.

7. RECLASSIFICATION OF CAPITAL ACCOUNTS
   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the Funds recorded the following permanent reclassifications which arose primarily from nondeductible current net operating losses, premium amortization and non-taxable dividends. The reclassifications have no impact on the net assets or net asset value of the Trust. The following funds recorded reclassifications to increase (decrease) the accounts listed below:

                               Undistributed  Accumulated      Capital paid in
                              net investment  net realized      on shares of
                               income (loss)   gain (loss)   beneficial interest
                              --------------  ------------   -------------------
Balanced Return Fund ........   $  304,334    $   (353,185)     $    48,851
Focus Growth Fund ...........    2,914,379         371,190       (3,285,569)
Nifty Fifty Fund ............    3,507,130       1,451,741       (4,958,871)
Small & Mid-Cap Growth Fund .    6,249,036     (19,064,096)      12,815,060

8. MERGER
   On June 15, 2001, the Phoenix-Engemann Small & Mid-Cap Growth Fund ("Small & Mid-Cap Growth") acquired all of the net assets of the Phoenix-Engemann Small Cap Fund ("Small Cap") pursuant to an Agreement and Plan of Reorganization approved by Small Cap shareholders on June 7, 2001. The acquisition was accomplished by a tax-free exchange of 3,914,885 Class A shares of Small & Mid-Cap Growth and 2,722,959 Class B shares of Small & Mid-Cap Growth (valued at $119,681,162 and $80,247,953 respectively) for 8,555,240 Class A shares of Small Cap and 6,120,013 Class B shares of Small Cap outstanding on June 15, 2001. Small Cap's net assets on that date of $199,929,115, including $26,965,745 of net unrealized appreciation (depreciation) were combined with those of Small & Mid-Cap Growth. The aggregate net assets of Small & Mid-Cap Growth immediately after the merger were $568,192,306.

--------------------------------------------------------------------------------
                       TAX INFORMATION NOTICE (UNAUDITED)

   For the fiscal year ended December 31, 2001, the Focus Growth Fund designated long-term capital gain dividends in the amount of $913,097.
--------------------------------------------------------------------------------

   This report is not authorized for distribution to prospective investors in the Phoenix-Engemann Funds unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS

(LOGO)
PRICEWATERHOUSECOOPERS PCW
[GRAPHIC OMITTED]


To the Board of Trustees and Shareholders of Phoenix-Engemann Funds



     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Phoenix-Engemann Balanced Return Fund, Phoenix-Engemann Focus Growth Fund, Phoenix-Engemann Nifty Fifty Fund, and the Phoenix-Engemann Small & Mid-Cap Growth Fund (constituting the Phoenix-Engemann Funds, hereafter referred to as the "Trust") at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/S/  PRICEWATERHOUSECOOPERS LLP


Boston, Massachusetts
February 8, 2002

FUND MANAGEMENT

     Information pertaining to the Trustees and officers* of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

     The address of each individual, unless otherwise noted, is 600 North Rosemead Boulevard., Pasadena, CA 91107-2138. There is no stated term of office for Trustees of the Trust.

                                                       DISINTERESTED TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
                                               NUMBER OF
                                             PORTFOLIOS IN
                                             FUND COMPLEX
    NAME, (AGE), AND            LENGTH OF     OVERSEEN BY                          PRINCIPAL OCCUPATION(S)
         ADDRESS               TIME SERVED      TRUSTEE                              DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
  Barry McKinley (66)          Served since        4          Certified Public Accountant; head of B.E. McKinley & Associates,
  1434 Santa Margarita Drive   1993.                          an accounting firm, since its inception in 1971.
  Arcadia, CA 91006
------------------------------------------------------------------------------------------------------------------------------------
  Robert L. Peterson (64)      Served since        4          Private investor.
                               1988.
------------------------------------------------------------------------------------------------------------------------------------
  Richard C. Taylor (55)       Served since        4          President of Richard Taylor Company, Inc., a food ingredients broker,
  2100 Huntington Drive, #9    1985.                          since 1975.
  San Marino, CA 91118
------------------------------------------------------------------------------------------------------------------------------------
  Angela Wong (50)             Served since        4          Since August, 1999, Ms. Wong has been General Counsel at Self
                               1990.                          Realization Fellowship (a worldwide religious organization). From
                                                              1986-1999, she was Of Counsel to the law firm of Manatt, Phelps,
                                                              Phillips & Kantor, specializing in employee benefits.
------------------------------------------------------------------------------------------------------------------------------------

                               INTERESTED TRUSTEES

     The persons listed below are "interest persons" of the Trust, as defined in
Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

------------------------------------------------------------------------------------------------------------------------------------
                                               NUMBER OF
                                             PORTFOLIOS IN
  NAME, (AGE), ADDRESS                       FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
  AND POSITION(S) WITH            LENGTH OF   OVERSEEN BY                            DURING PAST 5 YEARS
         TRUST                   TIME SERVED    TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTE
------------------------------------------------------------------------------------------------------------------------------------
 *J. Roger Engemann (61)       Served since        4          President and Director (1969-present), Roger Engemann & Associates,
  600 North Rosemead Blvd.     1986.                          Inc. Chairman, Owner (1996-present), Pasadena National Trust Company.
  Pasadena, CA 91107-2138                                     Chairman, President and Director (1988-present), Pasadena Capital
                                                              Corporation. Chairman, President and Director, Roger Engemann
  Chairman and President                                      Management Co., Inc. (1985-present). Vice President, Phoenix
                                                              Investment Counsel, Inc. (1998-2001).
------------------------------------------------------------------------------------------------------------------------------------
**Philip R. McLoughlin (55)    Served since       44          Chairman (1997-present), Director (1995-present), Vice Chairman
  56 Prospect Street           2000.                          (1995-1997) and Chief Executive Officer (1995-present), Phoenix
  Hartford, CT 06115-0480                                     Investment Partners, Ltd. Director, Executive Vice President and Chief
                                                              Investment Officer, The Phoenix Companies, Inc. (2001-present).
  Trustee                                                     Director (1994-present) and Executive Vice President, Investments
                                                              (1988-present), Phoenix Life Insurance Company. Director
                                                              (1983-present) and Chairman (1995-present), Phoenix Investment
                                                              Counsel, Inc. Director (1984-present) and President (1990-2000),
                                                              Phoenix Equity Planning Corporation. Chairman and Chief Executive
                                                              Officer, Phoenix/Zweig Advisers LLC (1999-present). Director, PXRE
                                                              Corporation (Delaware) (1985-present), World Trust Fund (1991-present)
                                                              Phoenix Distribution Holding Company (2001-present) and Phoenix
                                                              Investment Management Company (2001-present). Director and Executive
                                                              Vice President, Phoenix Life and Annuity Company (1996-present).
                                                              Director and Executive Vice President, PHL Variable Insurance Company
                                                              (1995-present). Director, Phoenix National Trust Company
                                                              (1996-present). Director and Vice President, PM Holdings, Inc.
                                                              (1985-present). Director, PHL Associates, Inc. (1995-present).
                                                              Director (1992-present) and President (1992-1994), WS Griffith
                                                              Securities, Inc.
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Engemann is an "interested person," as defined in the Investment Company Act of 1940, by reason of his position with Roger Engemann & Associates, the adviser to the Funds.

** Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his position with Phoenix Investment Partners, Ltd. and its affiliates.

                                                        OFFICERS OF THE TRUST

------------------------------------------------------------------------------------------------------------------------------------
                                   POSITION(S) HELD WITH
    NAME, (AGE), AND                TRUST AND LENGTH OF                              PRINCIPAL OCCUPATION(S)
         ADDRESS                       TIME SERVED                                    DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
  Malcolm Axon (41)              Chief Financial Officer      Chief Financial Officer and Secretary of Roger Engemann & Associates,
                                 since 1998.                  Inc. since 1995; previously Controller from 1991 to 1995. Chief
                                                              Financial Officer and Secretary of Roger Engemann Management Co. Inc.
                                                              since 1993 and of Pasadena Capital Corporation since 1995.
------------------------------------------------------------------------------------------------------------------------------------
  Nancy J. Engberg (45)          Vice President and           Second Vice President and Vice President and General Counsel, Phoenix
  56 Prospect Street             General Counsel              Investment Partners, Ltd. since 1999. Counsel, Phoenix Home Life
  Hartford, CT 06115-0480        since 1999.                  Mutual Insurance Company (1994-1999).
------------------------------------------------------------------------------------------------------------------------------------
  John S. Tilson (57)            Vice President               Executive Vice President (1994-present), Roger Engemann & Associates,
                                 since 1998.                  Inc. Executive Vice President and Director (1994-present), Pasadena
                                                              Capital Corporation. Executive Vice President (1994-present), Roger
                                                              Engemann Management Co., Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Tina L. Mitchell (44)          Secretary since 1998.        Vice President, Compliance (since 1999) of Roger Engemann &
                                                              Associates, Inc.; previously Compliance Officer from 1997 to 1999 and
                                                              Assistant Compliance Officer from 1993 to 1997. Compliance Officer of
                                                              Roger Engemann Management Co., Inc. since 1997; previously, Assistant
                                                              Compliance Officer from 1993-1997.
------------------------------------------------------------------------------------------------------------------------------------

* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

PHOENIX-ENGEMANN FUNDS
600 North Rosemead Boulevard
Pasadena, California 91107-2138


TRUSTEES
Roger Engemann
Barry E. McKinley
Philip R. McLoughlin
Robert L. Peterson
Richard C. Taylor
Angela Wong


OFFICERS
Rober Engemann, President
Malcolm Axon, Chief Financial Officer
John S. Tilson, Vice President
Nancy J. Engberg, General Counsel
  Vice President and Assistant Secretary
Tina L. Mitchell, Secretary


INVESTMENT ADVISER
Roger Engemann & Associates, Inc.
600 North Rosemead Boulevard
Pasadena, California 91107-2138


PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480


CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco, California 94111


TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110


HOW TO CONTACT US
Mutual Fund Services                         1-800-243-1574
Advisor Consulting Group                     1-800-243-4361
Text Telephone                               1-800-243-1926
Web site                         WWW.PHOENIXINVESTMENTS.COM


--------------------------------------------------------------------------------
IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.
--------------------------------------------------------------------------------

PHOENIX EQUITY PLANNING CORPORATION
56 Prospect Street
Hartford, CT 06115-0480

(LOGO)
PHOENIX
INVESTMENT PARTNERS
COMMITTED TO INVESTOR SUCCESS(SM)
[GRAPHIC OMITTED]

For more information about
Phoenix mutual funds, please call
your financial representative or
contact us at 1-800-243-4361 or
WWW.PHOENIXINVESTMENTS.COM.

PXP 2115 (2/02)